Exhibit 10.2

EMPLOYEE MATTERS AGREEMENT
BY AND AMONG
W. R. GRACE & CO.,
W. R. GRACE & CO.—CONN.,
AND
GCP APPLIED TECHNOLOGIES INC.
DATED AS OF JANUARY 27, 2016

TABLE OF CONTENTS
ARTICLE I DEFINITIONS    1
Section 1.01.Definitions    1
Section 1.02.Interpretation    10
ARTICLE II GENERAL PRINCIPLES FOR ALLOCATION OF LIABILITIES    10
Section 2.01.General Principles    10
Section 2.02.Service Credit    12
Section 2.03.Benefit Plans    12
Section 2.04.Individual Agreements    14
Section 2.05.Collective Bargaining    14
Section 2.06.Non-U.S. Regulatory Compliance    14
ARTICLE III ASSIGNMENT OF EMPLOYEES    14
Section 3.01.Active Employees    14
Section 3.02.No-Hire and Nonsolicitation    16
ARTICLE IV EQUITY, BONUS, AND EXECUTIVE COMPENSATION    17
Section 4.01.Generally    17
Section 4.02.Equity Awards    17
Section 4.03.Bonus Plans    25
Section 4.04.Executive Benefit Plans    26
Section 4.05.Director Compensation    26
ARTICLE V QUALIFIED RETIREMENT PLANS    26
Section 5.01.GCP U.S. Pension Plans    26
Section 5.02.GCP Retained Pension Plans    29
Section 5.03.Grace Retained Pension Plans    29
Section 5.04.GCP Savings Plan    29
Section 5.05.GCP Canadian Pension Plan    30

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Section 5.06.GCP UK Pension Plan    31
Section 5.07.GCP Brazilian Savings Plan    32
ARTICLE VI NONQUALIFIED DEFERRED COMPENSATION PLANS    32
Section 6.01.GCP SERP    32
Section 6.02.GCP Replacement Plan    32
Section 6.03.Participation; Distributions    33
ARTICLE VII WELFARE BENEFIT PLANS    33
Section 7.01.Welfare Plans    33
Section 7.02.COBRA and HIPAA    34
Section 7.03.Vacation, Holidays and Leaves of Absence    35
Section 7.04.Severance and Unemployment Compensation    35
Section 7.05.Workers’ Compensation    35
Section 7.06.Insurance Contracts    35
Section 7.07.Third-Party Vendors    36
ARTICLE VIII NON-U.S. EMPLOYEES    36
ARTICLE IX MISCELLANEOUS    36
Section 9.01.Employee Records    36
Section 9.02.Preservation of Rights to Amend    37
Section 9.03.Fiduciary Matters    37
Section 9.04.Further Assurances    38
Section 9.05.Counterparts; Entire Agreement; Corporate Power    38
Section 9.06.Governing Law    38
Section 9.07.Assignability    39
Section 9.08.Third-Party Beneficiaries    39
Section 9.09.Notices    39
Section 9.10.Severability    40

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Section 9.11.Force Majeure    40
Section 9.12.No Set-Off    41
Section 9.13.Headings    41
Section 9.14.Survival of Covenants    41
Section 9.15.Waivers of Default    41
Section 9.16.Dispute Resolution    41
Section 9.17.Specific Performance    41
Section 9.18.Amendments    41
Section 9.19.Interpretation    41
Section 9.20.Mutual Drafting    42

Schedules

Schedule 1.01(a)    Former Employees
Schedule 1.01(b)    Retained Non-U.S. Pension Plans
Schedule 1.01(c)    Welfare Plans
Schedule 2.05        Collective Bargaining Agreements – U.S. and Canada

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EMPLOYEE MATTERS AGREEMENT
THIS EMPLOYEE MATTERS AGREEMENT, dated as of January 27, 2016 (this “Agreement”), is by and among W. R. Grace & Co., a Delaware corporation (“Grace”), W. R. Grace & Co.—Conn., a Connecticut corporation (“Grace Conn”), and GCP Applied Technologies Inc., a Delaware corporation (“GCP”). Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings set forth in Article I or ascribed to them in the Separation and Distribution Agreement (as defined below).
R E C I T A L S:
WHEREAS, the board of directors of Grace (the “Grace Board”) has determined that it is in the best interests of Grace and its stockholders to create a new publicly traded company that will operate the GCP Business;
WHEREAS, in furtherance of the foregoing, the Grace Board has determined that it is appropriate and desirable to separate the GCP Business from the Grace Business (the “Separation”) and, following the Separation, make a distribution, on a pro rata basis, to holders of Grace Shares on the Record Date of all the outstanding GCP Shares (the “Distribution”);
WHEREAS, in order to effectuate the Separation and the Distribution, Grace, Grace Conn, and GCP have entered into that certain Separation and Distribution Agreement, dated as of January 27, 2016 (the “Separation and Distribution Agreement”); and
WHEREAS, in addition to the matters addressed by the Separation and Distribution Agreement, the Parties desire to enter into this Agreement to set forth the terms and conditions of certain employment, compensation, and benefit matters.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS
Section 1.01.    Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below.
“Adjusted Grace Awards” shall mean, collectively, Adjusted Grace Options, Adjusted Grace Restricted Stock Units, Adjusted Grace Performance Based Units, Adjusted Grace Restricted Stock Awards, and Adjusted Grace Deferred Share Awards.
“Adjusted Grace Deferred Share Award” shall mean a Grace Deferred Share Award, adjusted as of the Effective Time in accordance with Section 4.02(f).
“Adjusted Grace Option” shall mean a Grace Option, adjusted as of the Effective Time in accordance with Section 4.02(a).
“Adjusted Grace Performance Based Unit” shall mean a Grace Performance Based Unit, adjusted as of the Effective Time in accordance with Section 4.02(c).
“Adjusted Grace Restricted Stock Award” shall mean a new Grace Restricted Stock Award issued as a replacement for a Grace Restricted Stock Award outstanding immediately prior to the Record Date in accordance with Section 4.02(e).
“Adjusted Grace Restricted Stock Unit” shall mean (a) a Grace Performance Based Unit, adjusted as of the Effective Time in accordance with Section 4.02(b); and (b) a Grace Restricted Stock Unit, adjusted as of the Effective Time in accordance with Section 4.02(d).
“Affiliate” shall have the meaning set forth in the Separation and Distribution Agreement.
“Agreement” shall have the meaning set forth in the preamble to this Agreement and shall include all Schedules hereto and all amendments, modifications, and changes hereto entered into pursuant to Section 9.18.
“Ancillary Agreement” shall have the meaning set forth in the Separation and Distribution Agreement.
“Assets” shall have the meaning set forth in the Separation and Distribution Agreement.
“Benefit Plan” shall mean any contract, agreement, policy, practice, program, plan, trust, commitment, or arrangement providing for benefits, perquisites, or compensation of any nature from an employer to any Employee, or to any family member, dependent, or beneficiary of any such Employee, including pension plans, thrift plans, supplemental pension plans, and welfare plans, and contracts, agreements, policies, practices, programs, plans, trusts, commitments, and arrangements providing for terms of employment, fringe benefits, severance benefits, change in control protections or benefits, travel, life, accidental death and dismemberment, disability insurance, tuition reimbursement, travel reimbursement, vacation, sick, personal or bereavement days, leaves of absences, and holidays; provided, however, the term “Benefit Plan” does not include any government-sponsored benefits, such as workers’ compensation, unemployment, or any similar plans, programs, or policies.
“Brazil Savings Continuation Period” shall have the meaning set forth in Section 5.07.
“Canadian Pension Plan Approval Date” shall have the meaning set forth in Section 5.05(c).
“Canadian Pension Plan Effective Date” shall have the meaning set forth in Section 5.05(b).
“COBRA” shall mean the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as codified at Section 601 et seq. of ERISA and at Section 4980B of the Code.
“Code” shall have the meaning set forth in the Separation and Distribution Agreement.
“Delayed Transfer Date” shall have the meaning set forth in Section 3.01(a)(ii).
“Delayed Transfer Employees” shall have the meaning set forth in Section 3.01(a)(ii).
“Delayed Transfer Period” shall have the meaning set forth in Section 3.01(a)(ii).
“Distribution” shall have the meaning set forth in the recitals to this Agreement.
“Distribution Date” shall have the meaning set forth in the Separation and Distribution Agreement.
“Distribution Ratio” shall have the meaning set forth in the Separation and Distribution Agreement.
“Effective Time” shall have the meaning set forth in the Separation and Distribution Agreement.
“Employee” shall mean any Grace Group Employee or GCP Group Employee.
“ERISA” shall mean the U.S. Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.
“Exchange Act” shall have the meaning set forth in the Separation and Distribution Agreement.
“FICA” shall have the meaning set forth in Section 3.01(e).
“Force Majeure” shall have the meaning set forth in the Separation and Distribution Agreement.

“Former Employees” shall mean Former Grace Group Employees and Former GCP Group Employees.
“Former GCP Group Employee” shall mean (a) any individual who is a former employee of Grace or any of its former Subsidiaries as of the Effective Time whose most recent employment with Grace was with a member of the GCP Group or the GCP Business, and (b) each individual whose most recent employment with Grace was with an entity set forth on Schedule 1.01(a)(i), in each case, excluding (c) each individual who is identified on Schedule 1.01(a)(ii) and (d) each individual whose most recent employment with Grace was with an entity set forth on Schedule 1.01(a)(iii).
“Former Grace Group Employee” shall mean (a) any individual who is a former employee of the Grace Group as of the Effective Time and who is not a Former GCP Group Employee, including (b) any individual who is identified on Schedule 1.01(a)(ii) and (c) any individual whose most recent employment with Grace was with an entity set forth on Schedule 1.01(a)(iii), but excluding (d) any individual whose most recent employment with Grace was with an entity set forth on Schedule 1.01(a)(i).
“FUTA” shall have the meaning set forth in Section 3.01(e).
“GCP” shall have the meaning set forth in the preamble to this Agreement.
“GCP Awards” shall mean, collectively, GCP Options, GCP Performance Based Unit, GCP Restricted Stock Units, and GCP Performance Based Units.
“GCP Benefit Plan” shall mean any Benefit Plan established, sponsored, maintained, or contributed to by a member of the GCP Group as of or after the Effective Time.
“GCP Board” shall mean the Board of Directors of GCP.
“GCP Bonus Plans” shall mean any annual or short-term incentive compensation plan, program, or policy sponsored or maintained by GCP immediately following the Effective Time, including the GCP Applied Technologies Inc. Executive Annual Incentive Compensation Plan and the GCP Applied Technologies Inc. Annual Incentive Compensation Plan.
“GCP Brazilian Savings Plan” shall mean the Retirement Plan II, a defined contribution plan sponsored through and administered by Banco Bredesco.
“GCP Business” shall have the meaning set forth in the Separation and Distribution Agreement.
“GCP Canadian Pension Plan” shall mean the Retirement Pension Plan for Employees of GCP Canada (registered in Ontario).
“GCP Delayed Transfer Employees” shall have the meaning set forth in Section 3.01(a)(ii).

“GCP Designees” shall have the meaning set forth in the Separation and Distribution Agreement.
“GCP Equity Plan” shall mean the GCP Applied Technologies Inc. 2016 Stock Incentive Plan.
“GCP Excess Liability Insurance Policy” shall mean the excess liability insurance policy established by GCP for selected members of senior management.
“GCP Executive Salary Protection Plan” shall mean the GCP Applied Technologies Inc. Executive Salary Protection Plan.
“GCP Executive Severance Plan” shall mean the GCP severance plan that covers elected corporate executive officers who directly report to the Chief Executive Officer of GCP.
“GCP Group” shall have the meaning set forth in the Separation and Distribution Agreement.
“GCP Group Employees” shall have the meaning set forth in Section 3.01(a)(i).
“GCP HSA” shall have the meaning set forth in Section 7.01(c).
“GCP Liabilities” shall have the meaning set forth in the Separation and Distribution Agreement.
“GCP Nonqualified Plan” shall mean the GCP SERP.
“GCP Non-Union Hourly Pension Plan” shall mean the GCP Applied Technologies Inc. Chemical Group (Hourly Employees) Plan.
“GCP Option” shall mean an option to purchase GCP Shares granted by GCP pursuant to the GCP Equity Plan in accordance with Section 4.02(a).
“GCP Pension Plans” shall mean the GCP U.S. Pension Plans, the GCP Canadian Pension Plan, the GCP Retained Pension Plans, the GCP Savings Plan, and the GCP Nonqualified Plan.
“GCP Pension Trust” shall have the meaning set forth in Section 5.01(a).
“GCP Performance Based Unit” shall mean a performance based unit granted pursuant to the GCP Equity Plan in accordance with Section 4.02(c).
“GCP Ratio” shall mean the quotient obtained by dividing the Grace Pre-Distribution Stock Value by the GCP Stock Value.
“GCP Replacement Policy” shall mean the S&I Plan Replacement Payment Policy to be adopted by GCP.

“GCP Restricted Stock Unit” shall mean a restricted stock unit granted pursuant to the GCP Equity Plan in accordance with Section 4.02(b) or Section 4.02(d).
“GCP Retained Non-U.S. Pension Plans” shall mean the plans set forth in Schedule 1.01(b)(i).
“GCP Retained Pension Plans” shall mean the GCP Retained U.S. Pension Plans and the GCP Retained Non-U.S. Pension Plans.
“GCP Retained U.S. Pension Plans” shall mean the Retirement Plan of W. R. Grace & Co.-Conn Chemical Group (Cambridge Plant), the Retirement Plan of W. R. Grace & Co.-Conn Chemical Group (North Bergen), and the Retirement Plan of W. R. Grace & Co.-Conn Chemical Group (Chicago Dewey & Almy Plant).
“GCP Salaried Pension Plan” shall mean the GCP Applied Technologies Inc. Retirement Plan for Salaried Employees.
“GCP Savings Plan” shall mean the GCP Applied Technologies Inc. Savings & Investment Plan.
“GCP SERP” shall mean the GCP Applied Technologies Inc. Supplemental Executive Retirement Plan.
“GCP Shares” shall have the meaning set forth in the Separation and Distribution Agreement.
“GCP Stock Value” shall mean the closing share price of GCP Shares on the NYSE on the first trading day following the Distribution Date.
“GCP Transferred Employee” shall mean any GCP Group Employee (including any GCP Delayed Transfer Employee) who participates in any Benefit Plan maintained in the U.S.
“GCP U.K. Pension Plan” shall mean the Grace UK Pension Plan, a defined benefit plan sponsored by W. R. Grace Ltd. (a member of the GCP Group) in the United Kingdom.
“GCP U.S. Pension Plans” shall mean the GCP Salaried Pension Plan and the GCP Non-Union Hourly Pension Plan.
“GCP Welfare Plans” shall mean the Welfare Plans established, sponsored, maintained, or contributed to by any member of the GCP Group for the benefit of GCP Group Employees and Former GCP Group Employees, including each Welfare Plan listed in Schedule 1.01(c)(i).
“Governmental Authority” shall have the meaning set forth in the Separation and Distribution Agreement.
“Grace” shall have the meaning set forth in the preamble to this Agreement.

“Grace Awards” shall mean, collectively, Grace Options, Grace Performance Based Units, Grace Restricted Stock Units, Grace Restricted Stock Awards, and Grace Deferred Share Awards.
“Grace Benefit Plan” shall mean any Benefit Plan established, sponsored, or maintained by Grace or any of its Subsidiaries immediately prior to the Effective Time, excluding any GCP Benefit Plan.
“Grace Board” shall have the meaning set forth in the recitals to this Agreement.
“Grace Bonus Plans” shall mean any annual or short-term incentive compensation plan, program, or policy sponsored or maintained by Grace immediately prior to the Effective Time, including the W. R. Grace & Co. Executive Annual Incentive Compensation Plan, the W. R. Grace & Co. Annual Incentive Compensation Plan, and the W. R. Grace & Co. Sales Incentive Plan.
“Grace Business” shall have the meaning set forth in the Separation and Distribution Agreement.
“Grace Canadian Pension Plan” shall mean the Retirement Pension Plan for Employees of Grace Canada, Inc. (registered in Québec).
“Grace Compensation Committee” shall mean the Compensation Committee of the Grace Board.
“Grace Conn” shall have the meaning set forth in the preamble to this Agreement.
“Grace Deferred Share Award” shall mean a deferred share award outstanding under any Grace Equity Plan.
“Grace Delayed Transfer Employees” shall have the meaning set forth in Section 3.01(a)(ii).
“Grace Equity Plan” shall mean any equity compensation plan sponsored or maintained by Grace immediately prior to the Effective Time, including the W. R. Grace & Co. 1996 Stock Incentive Plan, the W. R. Grace & Co. 1997 Stock Plan for Nonemployee Directors, the W. R. Grace & Co. 2000 Stock Incentive Plan, the W. R. Grace & Co. 2011 Stock Incentive Plan, and the W. R. Grace & Co. 2014 Stock Incentive Plan.
“Grace Group” shall have the meaning set forth in the Separation and Distribution Agreement.
“Grace Group Employees” shall have the meaning set forth in Section 3.01(a)(i).
“Grace HSA” shall have the meaning set forth in Section 7.01(c).

“Grace Liabilities” shall have the meaning set forth in the Separation and Distribution Agreement.
“Grace Nonqualified Plan” shall mean the Grace SERP.
“Grace Non-Union Hourly Pension Plan” shall mean the W. R. Grace & Co. Retirement Plan for Non-Union Employees of Subsidiary Corporations.
“Grace Option” shall mean an option to purchase Grace Shares granted pursuant to a Grace Equity Plan that is outstanding as of immediately prior to the Effective Time.
“Grace Pension Plans” shall mean the Grace U.S. Pension Plans, the Grace Canadian Pension Plan, the Grace Retained Pension Plans, the Grace Savings Plan, and the Grace Nonqualified Plan.
“Grace Pension Trust” shall mean the W. R. Grace & Co. Master Retirement Trust.
“Grace Performance Based Unit” shall mean a performance based unit granted pursuant to a Grace Equity Plan that is outstanding as of immediately prior to the Effective Time.
“Grace Post-Distribution Stock Value” shall mean the closing per share price of Grace Shares on the NYSE on the first trading day following the Distribution Date.
“Grace Pre-Distribution Stock Value” shall mean the closing per share price of Grace Shares trading “regular way with due bills” on the NYSE on the Distribution Date.
“Grace Ratio” shall mean the quotient obtained by dividing the Grace Pre-Distribution Stock Value by the Grace Post-Distribution Stock Value.
“Grace Restricted Stock Award” shall mean a restricted stock award granted pursuant to a Grace Equity Plan that is outstanding as of immediately prior to the Record Date.
“Grace Restricted Stock Unit” shall mean a restricted stock unit granted pursuant to a Grace Equity Plan that is outstanding as of immediately prior to the Effective Time.
“Grace Retained Non-U.S. Pension Plans” shall mean the plans set forth in Schedule 1.01(b)(ii).
“Grace Retained Pension Plans” shall mean the Grace Retained U.S. Pension Plans and the Grace Retained Non-U.S. Pension Plans.
“Grace Retained U.S. Pension Plans” shall mean the W. R. Grace & Co.-Conn Retirement Plan for Hourly Employees of Curtis Bay Plant, the W. R. Grace & Co.-Conn Retirement Plan for Hourly Employees of Lake Charles Plant, the W.R. Grace & Co.-Conn Retirement Plan for Hourly Employees-Tennessee, and the W. R. Grace & Co.-Conn Retirement Plan for Hourly Employees of Former Du Pont Plan in East Chicago, Indiana.

“Grace Salaried Pension Plan” shall mean the W. R. Grace & Co. Retirement Plan for Salaried Employees.
“Grace Savings Plan” shall mean the W. R. Grace & Co. Savings & Investment Plan.
“Grace SERP” shall mean the W. R. Grace & Co. Supplemental Executive Retirement Plan.
“Grace Shares” shall have the meaning set forth in the Separation and Distribution Agreement.
“Grace U.S. Pension Plans” shall mean the Grace Salaried Pension Plan and the Grace Non-Union Hourly Pension Plan.
“Grace Welfare Plan” shall mean any Welfare Plan established, sponsored, maintained, or contributed to by Grace or any of its Subsidiaries for the benefit of Employees or Former Employees, including each Welfare Plan listed in Schedule 1.01(c)(ii), but excluding any GCP Welfare Plan.
“HIPAA” shall mean the U.S. Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations promulgated thereunder.
“Individual Agreement” shall mean any individual (a) employment contract, (b) retention, severance, or change of control agreement, (c) expatriate (including any international assignee) contract or agreement (including agreements and obligations regarding repatriation, relocation, equalization of taxes, and living standards in the host country), or (d) other agreement containing restrictive covenants (including confidentiality, noncompetition, and nonsolicitation provisions) between a member of the Grace Group and a GCP Group Employee, as in effect immediately prior to the Effective Time.
“Internal Distribution” shall have the meaning set forth in the Separation and Distribution Agreement.
“IRS” shall have the meaning set forth in the Separation and Distribution Agreement.
“Law” shall have the meaning set forth in the Separation and Distribution Agreement.
“Liabilities” shall have the meaning set forth in the Separation and Distribution Agreement.
“NYSE” shall have the meaning set forth in the Separation and Distribution Agreement.
“Party” shall mean a party to this Agreement.
“Person” shall have the meaning set forth in the Separation and Distribution Agreement.
“Providing Party” shall have the meaning set forth in Section 2.02(b).

“QDRO” shall mean a qualified domestic relations order within the meaning of Section 206(d) of ERISA and Section 414(p) of the Code.
“Québec Pensions Regulator” shall have the meaning set forth in Section 5.05(b).
“Record Date” shall have the meaning set forth in the Separation and Distribution Agreement.
“Requesting Party” shall have the meaning set forth in Section 2.02(b).
“Restricted Period” shall have the meaning set forth in Section 3.02(a).
“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.
“Separation” shall have the meaning set forth in the recitals to this Agreement.
“Separation and Distribution Agreement” shall have the meaning set forth in the recitals to this Agreement.
“Stock Plan Administrator” shall mean E*TRADE Financial Corporate Services, Inc.
“Subsidiary” shall have the meaning set forth in the Separation and Distribution Agreement.
“Transfer Effective Time” shall mean 12:00 a.m., New York City time, on January 1, 2016.
“Transferred Account Balances” shall have the meaning set forth in Section 7.01(d).
“Transferred Director” shall mean any GCP nonemployee director as of the Effective Time who served on the Grace Board immediately prior to the Effective Time.
“Transition Services Agreement” shall have the meaning set forth in the Separation and Distribution Agreement.
“U.K. Pension Continuation Period” shall have the meaning set forth in Section 5.06.
“U.K. Pension Employee Contributions” shall have the meaning set forth in Section 5.06.
“U.K. Pension Employer Contributions” shall have the meaning set forth in Section 5.06.
“U.S.” shall mean the United States of America.
“Value Factor” shall mean the quotient of (a) the Grace Pre-Distribution Stock Value divided by (b) the sum of (i) the Grace Post-Distribution Stock Value plus (ii) the product of (A) the GCP Stock Value multiplied by (B) the Distribution Ratio.

“Welfare Plan” shall mean any “welfare plan” (as defined in Section 3(1) of ERISA) or a “cafeteria plan” under Section 125 of the Code, and any benefits offered thereunder, and any other plan offering health benefits (including medical, prescription drug, dental, vision, mental health, substance abuse, and retiree health), disability benefits, or life, accidental death and dismemberment, and business travel insurance, pre-tax premium conversion benefits, dependent care assistance programs, employee assistance programs, paid time-off programs, contribution funding toward a health savings account, flexible spending accounts, or cashable credits.
Section 1.02.    Interpretation.    Section 10.16 of the Separation and Distribution Agreement is hereby incorporated by reference.
ARTICLE II
GENERAL PRINCIPLES FOR ALLOCATION OF LIABILITIES
Section 2.01.    General Principles.
(a)Acceptance and Assumption of GCP Liabilities. On or prior to the Transfer Effective Time, but in any case prior to the Internal Distribution, GCP and the applicable GCP Designees shall accept, assume, and agree to faithfully perform, discharge, and fulfill all of the Liabilities referenced herein, in accordance with their respective terms (each of which shall be considered a GCP Liability), regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Transfer Effective Time, regardless of where or against whom such Liabilities are asserted or determined (including any Liabilities arising out of claims made by Grace’s or GCP’s respective directors, officers, Employees, Former Employees, agents, Subsidiaries, or Affiliates against any member of the Grace Group or the GCP Group) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud, or misrepresentation by any member of the Grace Group or the GCP Group, or any of their respective directors, officers, Employees, Former Employees, agents, Subsidiaries, or Affiliates:
(i)any and all wages, salaries, incentive compensation (as the same may be modified by this Agreement), equity compensation (as the same may be modified by this Agreement), commissions, bonuses, and any other employee compensation or benefits payable to or on behalf of any GCP Group Employees and Former GCP Group Employees after the Transfer Effective Time, without regard to when such wages, salaries, incentive compensation, equity compensation, commissions, bonuses, or other employee compensation or benefits are or may have been awarded or earned;
(ii)any and all Liabilities whatsoever with respect to claims made by or with respect to any GCP Group Employees or Former GCP Group Employees in connection with any Benefit Plan not retained or assumed by any member of the Grace Group pursuant to this Agreement, the Separation and Distribution Agreement, or any Ancillary Agreement; and
(iii)any and all Liabilities expressly assumed or retained by any member of the GCP Group pursuant to this Agreement.
(b)Acceptance and Assumption of Grace Liabilities. On or prior to the Transfer Effective Time, but in any case prior to the Internal Distribution, Grace and certain members of the Grace Group designated by Grace shall accept, assume, and agree to faithfully perform, discharge, and fulfill all of the Liabilities referenced herein, in accordance with their respective terms (each of which shall be considered a Grace Liability), regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Transfer Effective Time, regardless of where or against whom such Liabilities are asserted or determined (including any Liabilities arising out of claims made by Grace’s or GCP’s respective directors, officers, Employees, Former Employees, agents, Subsidiaries, or Affiliates against any member of the Grace Group or the GCP Group) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud, or misrepresentation by any member of the Grace Group or the GCP Group, or any of their respective directors, officers, Employees, Former Employees, agents, Subsidiaries, or Affiliates:
(i)any and all wages, salaries, incentive compensation (as the same may be modified by this Agreement), equity compensation (as the same may be modified by this Agreement), commissions, bonuses, and any other employee compensation or benefits payable to or on behalf of any Grace Group Employees and Former Grace Group Employees after the Transfer Effective Time, without regard to when such wages, salaries, incentive compensation, equity compensation, commissions, bonuses, or other employee compensation or benefits are or may have been awarded or earned;
(ii)any and all Liabilities whatsoever with respect to claims made by or with respect to any Grace Group Employees or Former Grace Group Employees in connection with any Benefit Plan not retained or assumed by any member of the GCP Group pursuant to this Agreement, the Separation and Distribution Agreement, or any Ancillary Agreement; and
(iii)any and all Liabilities expressly assumed or retained by any member of the Grace Group pursuant to this Agreement.
(c)Unaddressed Liabilities. To the extent that this Agreement does not address particular Liabilities under any Benefit Plan and the Parties later determine that they should be allocated in connection with the Distribution, the Parties shall agree in good faith on the allocation, taking into account the handling of comparable Liabilities under this Agreement.

Section 2.02.    Service Credit.
(a)Service for Eligibility, Vesting, and Benefit Purposes. The GCP Benefit Plans shall, and GCP shall cause each member of the GCP Group to, recognize each GCP Group Employee’s and each Former GCP Group Employee’s full service with Grace or any of its Subsidiaries or predecessor entities at or before the Effective Time, to the same extent that such service was credited by Grace for similar purposes prior to the Effective Time as if such full service had been performed for a member of the GCP Group, for purposes of eligibility, vesting, and determination of level of benefits under any such GCP Benefit Plan.
(b)Evidence of Prior Service. Notwithstanding anything in this Agreement to the contrary, but subject to Section 3.02 and applicable Law, upon reasonable request by either Party (the “Requesting Party”), the other Party (the “Providing Party”) will provide to the Requesting Party copies of any records available to the Providing Party to document the service, plan participation, and membership of Former Employees of the Providing Party who are then

Employees of the Requesting Party, and will, upon reasonable request, cooperate with the Requesting Party to resolve any discrepancies and use its commercially reasonable efforts to obtain any missing data for purposes of determining benefit eligibility, participation, vesting, and calculation of benefits with respect to any such Employee.
Section 2.03.    Benefit Plans.
(a)Establishment of Plans. Before the Transfer Effective Time, GCP shall, or shall cause an applicable member of the GCP Group to, adopt Benefit Plans (and related trusts, if applicable), with terms comparable (or such other standard as is specified in this Agreement with respect to any particular Benefit Plan) to those of the corresponding Grace Benefit Plans; provided, however, that GCP may limit participation in any such GCP Benefit Plan to GCP Group Employees and Former GCP Group Employees who participated or were eligible to participate in the corresponding Grace Benefit Plan immediately prior to the Transfer Effective Time.
(b)Information and Operation. Grace shall use its commercially reasonable efforts to provide GCP with information describing each Grace Benefit Plan election made by a GCP Group Employee or Former GCP Group Employee that may have application to GCP Benefit Plans from and after the Transfer Effective Time, and GCP shall use its commercially reasonable efforts to administer the GCP Benefit Plans using those elections. Each Party shall, upon reasonable request, provide the other Party and the other Party’s respective Affiliates, agents, and vendors all information reasonably necessary to the other Party’s operation or administration of its Benefit Plans.
(c)No Duplication or Acceleration of Benefits. Notwithstanding anything to the contrary in this Agreement, the Separation and Distribution Agreement, or any Ancillary Agreement, no participant in any GCP Benefit Plan or Grace Benefit Plan shall receive service credit or benefits to the extent that receipt of such service credit or benefits would result in duplication of benefits provided to such participant by the corresponding Grace Benefit Plan or GCP Benefit Plan, respectively, or any other plan, program, or arrangement sponsored or maintained by a member of the Grace Group or GCP Group, respectively. Furthermore, unless expressly provided for in this Agreement, in the Separation and Distribution Agreement, or in any Ancillary Agreement, or required by applicable Law, no provision in this Agreement shall be construed to create any right to accelerate vesting or entitlements under any compensation or Benefit Plan, program, or arrangement sponsored or maintained by a member of the Grace Group or member of the GCP Group on the part of any Employee or Former Employee.
(d)No Expansion of Participation. Unless otherwise expressly provided in this Agreement, as otherwise determined or agreed to by Grace and GCP, as required by applicable Law, or as explicitly set forth in a GCP Benefit Plan or Grace Benefit Plan, (i) a GCP Group Employee or Former GCP Group Employee shall be entitled to participate in the GCP Benefit Plans at the Transfer Effective Time only to the extent that such GCP Group Employee or Former GCP Group Employee was entitled to participate in the corresponding Grace Benefit Plan as in effect immediately prior to the Transfer Effective Time (to the extent that such GCP Group Employee or Former GCP Group Employee does not participate in the respective GCP Benefit Plan immediately prior to the Transfer Effective Time) and (ii) a Grace Group Employee or Former Grace Group Employee shall be entitled to participate in the Grace Benefit Plans at the Transfer Effective Time only to the extent that such Grace Group Employee or Former Grace

Group Employee was entitled to participate in the corresponding GCP Benefit Plan as in effect immediately prior to the Transfer Effective Time (to the extent that such Grace Group Employee or Former Grace Group Employee does not participate in the respective Grace Benefit Plan immediately prior to the Transfer Effective Time), it being understood that this Agreement does not expand (A) the number of GCP Group Employees or Former GCP Group Employees entitled to participate in any GCP Benefit Plan, (B) the number of Grace Group Employees or Former Grace Group Employees entitled to participate in any Grace Benefit Plan, (C) the participation rights of GCP Group Employees or Former GCP Group Employees in any GCP Benefit Plans beyond the rights of such GCP Group Employees or Former GCP Group Employees under the corresponding Grace Benefit Plans, or (D) the participation rights of Grace Group Employees or Former Grace Group Employees in any Grace Benefit Plans beyond the rights of such Grace Group Employees or Former Grace Group Employees under the corresponding GCP Benefit Plans, in each case, after the Transfer Effective Time.
(e)Transition Services. The Parties acknowledge that the Grace Group or the GCP Group may provide administrative services for certain of the other Party’s compensation and benefit programs for a transitional period under the terms of the Transition Services Agreement. The Parties agree to enter into a business associate agreement (if required by HIPAA or other applicable health information privacy Laws) in connection with such Transition Services Agreement.
(f)Beneficiaries. References to Grace Group Employees, Former Grace Group Employees, GCP Group Employees, Former GCP Group Employees, and nonemployee directors of either Grace or GCP (including Transferred Directors), shall be deemed to refer to their beneficiaries, dependents, survivors, and alternate payees, as applicable.
Section 2.04.    Individual Agreements.
(a)Assignment by Grace. To the extent necessary, Grace shall assign, or cause an applicable member of the Grace Group to assign, to GCP or another member of the GCP Group, as designated by GCP, all Individual Agreements, with such assignment to be effective as of the Transfer Effective Time; provided, however, that to the extent that assignment of any such Individual Agreement is not permitted by the terms of such agreement or by applicable Law, effective as of the Transfer Effective Time, each member of the GCP Group shall be considered to be a successor to each member of the Grace Group for purposes of, and a third-party beneficiary with respect to, such Individual Agreement, such that each member of the GCP Group shall enjoy all of the rights and benefits under such agreement (including rights and benefits as a third-party beneficiary), with respect to the business operations of the GCP Group; and provided, further, that in no event shall Grace be permitted to enforce any Individual Agreement (including any agreement containing noncompetition or nonsolicitation covenants) against a GCP Group Employee or Former GCP Group Employee for action taken in such individual’s capacity as a GCP Group Employee or Former GCP Group Employee.
(b)Assumption by GCP. Effective as of the Transfer Effective Time, GCP shall assume and honor, or shall cause a member of the GCP Group to assume and honor, any agreement to which any GCP Group Employee or Former GCP Group Employee is a party with any member of the Grace Group, including any Individual Agreement.
Section 2.05.    Collective Bargaining. Effective no later than immediately prior to the Transfer Effective Time, to the extent necessary, GCP shall cause the appropriate member of the

GCP Group to (a) assume all collective bargaining agreements (including any national, sector, or local collective bargaining agreement) that cover GCP Group Employees or Former GCP Group Employees, including the collective bargaining agreements set forth in Schedule 2.05, and the Liabilities arising under any such collective bargaining agreements, and (b) join any industrial, employer, or similar association or federation if membership is required for the relevant collective bargaining agreement to continue to apply.
Section 2.06.    Non-U.S. Regulatory Compliance. Grace shall have the authority to adjust the treatment described in this Agreement with respect to GCP Group Employees who are located outside of the U.S. in order to ensure compliance with the applicable laws or regulations of countries outside of the U.S. or to preserve the tax benefits provided under local tax law or regulation before the Distribution.
ARTICLE III
ASSIGNMENT OF EMPLOYEES
Section 3.01. Active Employees.
(a)Assignment and Transfer of Employees.
(i)Generally. Effective no later than immediately prior to the Transfer Effective Time and except as otherwise agreed by the Parties, (A) the applicable member of the Grace Group shall have taken such actions as are necessary to ensure that each individual who is intended to be an employee of the GCP Group as of immediately after the Transfer Effective Time (including any such individual who is not actively working as of the Transfer Effective Time as a result of an illness, injury, or leave of absence approved by the Chief Human Resources Officer of Grace or otherwise taken in accordance with applicable Law) (collectively, the “GCP Group Employees”) is employed by a member of the GCP Group as of immediately after the Transfer Effective Time, and (B) the applicable member of the Grace Group shall have taken such actions as are necessary to ensure that each individual who is intended to be an employee of the Grace Group as of immediately after the Transfer Effective Time (including any such individual who is not actively working as of the Transfer Effective Time as a result of an illness, injury, or leave of absence approved by the Chief Human Resources Officer of Grace or otherwise taken in accordance with applicable Law) and any other individual employed by the Grace Group as of the Transfer Effective Time who is not a GCP Group Employee (collectively, the “Grace Group Employees”) is employed by a member of the Grace Group as of immediately after the Transfer Effective Time. Each of the Parties agrees to execute, and to seek to have the applicable Employees execute, such documentation, if any, as may be necessary to reflect such assignment and/or transfer.
(ii)Delayed Transfer Employees. Notwithstanding Section 3.01(a)(i), the Parties acknowledge and agree that (A) there may be a limited number of Grace Group Employees whose employment may, within the 18-month period following the Transfer Effective Time (the “Delayed Transfer Period”), be directly transferred from the Grace Group to the GCP Group (“GCP Delayed Transfer Employees”), and (B) there may be a limited number of GCP Group Employees whose employment may, within the Delayed Transfer Period, be directly transferred from the GCP Group to the Grace Group (“Grace Delayed Transfer Employees” and together with the GCP Delayed Transfer Employees, the “Delayed Transfer Employees”), in each case, as mutually agreed between the Chief Human Resources Officer of Grace and the Chief Human Resources Officer of GCP. Upon the effective date of any such transfer of employment

(a “Delayed Transfer Date”), any Delayed Transfer Employee shall be treated, for all purposes under this Agreement as if such Delayed Transfer Employee had been a GCP Group Employee or Grace Group Employee, respectively, as of the Transfer Effective Time, other than with respect to any Grace Awards held by any Delayed Transfer Employee as of immediately prior to the Effective Time, which awards shall be adjusted in the manner applicable to Grace Group Employees (in the case of GCP Delayed Transfer Employees) or GCP Group Employees (in the case of Grace Delayed Transfer Employees) as of the Effective Time in accordance with the provisions of Section 4.02, and shall not be required under this Agreement to be adjusted further upon the Delayed Transfer Date.
(b)At-Will Status. Nothing in this Agreement shall create any obligation on the part of any member of the Grace Group or any member of the GCP Group to (i) continue the employment of any Employee or permit the return from a leave of absence for any period after the date of this Agreement (except as required by applicable Law) or (ii) change the employment status of any Employee from “at-will,” to the extent that such Employee is an “at-will” employee under applicable Law.
(c)Severance. The Parties acknowledge and agree that the Distribution and the assignment, transfer, or continuation of the employment of Employees as contemplated by this Section 3.01 shall not be deemed an involuntary termination of employment entitling any GCP Group Employee or Grace Group Employee to severance payments or benefits except as required by applicable Law.
(d)No Change of Control or Change in Control. The Parties acknowledge and agree that neither the consummation of the Distribution nor any transaction contemplated by this Agreement, the Separation and Distribution Agreement, or any other Ancillary Agreement shall be deemed a “change of control,” “change in control,” or term of similar import for purposes of any Benefit Plan sponsored or maintained by any member of the Grace Group or member of the GCP Group.
(e)Payroll and Related Taxes. With respect to any GCP Group Employee or group of GCP Group Employees, the Parties shall, or shall cause their respective Subsidiaries to, (i) treat GCP (or the applicable member of the GCP Group) as a “successor employer” and Grace (or the applicable member of the Grace Group) as a “predecessor,” within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code, for purposes of taxes imposed under the U.S. Federal Insurance Contributions Act, as amended (“FICA”), or the U.S. Federal Unemployment Tax Act, as amended (“FUTA”), (ii) cooperate with each other to avoid, to the extent possible, the restart of FICA and FUTA upon or following the Effective Time with respect to each such GCP Group Employee for the tax year during which the Effective Time occurs, and (iii) use commercially reasonably efforts to implement the alternate procedure described in Section 5 of Revenue Procedure 2004-53; provided, however, that, to the extent that GCP (or the applicable member of the GCP Group) cannot be treated as a “successor employer” to Grace (or the applicable member of the Grace Group) within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code with respect to any GCP Group Employee or group of GCP Group Employees, GCP will (A) be responsible for all payroll obligations, tax withholding, and reporting obligations regarding such GCP Group Employees for the taxable year commencing on January 1, 2016 and (B) furnish a Form W-2 or similar earnings statement to all such GCP Group Employees for such taxable year. The Parties also shall take, or shall cause their respective Subsidiaries to take, such reasonable actions as are necessary to minimize any adverse social tax impact on Grace, GCP, and the Employees in jurisdictions other than the U.S., of the Separation, the Distribution, and any change in employment relationship caused by the Separation and Distribution.
(f)Immigration. From and after the Effective Time, GCP shall, or shall cause its applicable Subsidiary to, continue to process and support green card or similar applications that are in process in respect of GCP Group Employees identified in the schedule previously provided to GCP by Grace.
Section 3.02.    No-Hire and Nonsolicitation.
(a)No-Hire. Each Party agrees that, for a period of 18 months following the Distribution Date (the “Restricted Period”), such Party shall not, and shall cause its Subsidiaries and Affiliates not to, without the prior written consent of the Chief Human Resources Officer of the other Party, directly or indirectly hire as an employee or an independent contractor any individual who is a Grace Group Employee, in the case of GCP, or a GCP Group Employee, in the case of Grace.
(b)Nonsolicitation. Each Party agrees that, during the Restricted Period, such Party shall not, and shall cause its Subsidiaries and Affiliates not to, without prior written consent of the Chief Human Resources Officer of the other Party, either directly or indirectly and whether on its own behalf or in service or on behalf of others, solicit, aid, induce, or encourage any individual who is a Grace Group Employee, in the case of GCP, or a GCP Group Employee, in the case of Grace, to leave his or her employment.
(c)Limited Exceptions. Notwithstanding Section 3.02(a) and Section 3.02(b), this Section 3.02 shall not prohibit (i) generalized solicitations that are not directed to specific Persons or Employees of the other Party, (ii) the solicitation and hiring of a Person whose employment was involuntarily terminated by the other Party, or (iii) the solicitation and hiring of a Person after receipt by the soliciting Party (in advance of any solicitation or, in the case of a response to a general solicitation as permitted under clause (i) above, in advance of any subsequent solicitation in connection with the recruiting process) of the express written consent of the Chief Human Resources Officer of the Party that employs the Person who is to be solicited and/or hired. Except as provided in clause (ii) above with respect to involuntary terminations, without regard to the use of the term “Employee” or “employs,” the restrictions under this Section 3.02 shall be applicable to (A) Grace Group Employees whose employment terminates after the Effective Time, and (B) GCP Group Employees whose employment terminates after the Effective Time, in each case, until the date that is six months after such Employee’s last date of employment with Grace or GCP, as applicable. The restrictions under this Section 3.02 shall not apply to Former Grace Group Employees or Former GCP Group Employees whose most recent employment with Grace and its Subsidiaries was terminated prior to the Effective Time.
ARTICLE IV
Equity, Bonus, and Executive Compensation
Section 4.01.    Generally. Each Grace Award granted that is outstanding as of immediately prior to the Effective Time shall be adjusted as described below; provided, however, that, effective immediately prior to the Effective Time, the Grace Compensation Committee may provide for different adjustments with respect to some or all Grace Awards to the extent that the Grace Compensation Committee deems such adjustments necessary and appropriate. Any adjustments made by the Grace Compensation Committee pursuant to the foregoing sentence shall be deemed incorporated by reference herein as if fully set forth below and shall be binding on the Parties and their respective Affiliates. Before the Effective Time, the GCP Equity Plan shall be established, with such terms as are necessary to permit the implementation of the provisions of Section 4.02.

Section 4.02.    Equity Awards.
(a)Stock Options. Each Grace Option that is outstanding immediately prior to the Effective Time shall be converted as of the Effective Time into either or both an Adjusted Grace Option or a GCP Option as described below:
(i)Stock Options Granted Prior to January 1, 2015 Held by Current Employees. Each Grace Option that is outstanding immediately prior to the Effective Time that (x) was granted prior to January 1, 2015 and (y) is held by a Grace Group Employee or a GCP Group Employee shall be converted as of the Effective Time into both an Adjusted Grace Option and a GCP Option and shall be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Grace Option immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(a)(i) and Section 4.02(g)); provided, however, that from and after the Effective Time:
(A)the number of Grace Shares subject to such Adjusted Grace Option, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Grace Shares subject to the corresponding Grace Option immediately prior to the Effective Time multiplied by (2) the Value Factor;
(B)the number of GCP Shares subject to such GCP Option, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Grace Shares subject to the corresponding Grace Option immediately prior to the Effective Time multiplied by (2) the Distribution Ratio multiplied by (3) the Value Factor;
(C)the per share exercise price of such Adjusted Grace Option, rounded up to the nearest whole cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Grace Option immediately prior to the Effective Time divided by (2) the Grace Ratio; and
(D)the per share exercise price of such GCP Option, rounded up to the nearest whole cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Grace Option immediately prior to the Effective Time divided by (2) the GCP Ratio.
Notwithstanding anything to the contrary in this Section 4.02(a)(i), the exercise price, the number of Grace Shares and GCP Shares subject to each Adjusted Grace Option and GCP Option, respectively, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code.
(ii)Stock Options Granted On or After January 1, 2015 Held by Grace Group Employees and All Stock Options Held by Former Employees. Each Grace Option that is outstanding immediately prior to the Effective Time that either (x) was granted on or after

January 1, 2015 and is held by a Grace Group Employee or (y) is held by a Former Employee shall be converted as of the Effective Time into an Adjusted Grace Option, and shall be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Grace Option immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(a)(ii) and Section 4.02(g)); provided, however, that from and after the Effective Time:
(A)the number of Grace Shares subject to such Adjusted Grace Option, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Grace Shares subject to the corresponding Grace Option immediately prior to the Effective Time multiplied by (2) the Grace Ratio; and
(B)the per share exercise price of such Adjusted Grace Option, rounded up to the nearest whole cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Grace Option immediately prior to the Effective Time divided by (2) the Grace Ratio.
Notwithstanding anything to the contrary in this Section 4.02(a)(ii), the exercise price, the number of Grace Shares subject to each Adjusted Grace Option, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code.
(iii)Stock Options Granted On or After January 1, 2015 Held by GCP Group Employees. Each Grace Option that is outstanding immediately prior to the Effective Time that was granted on or after January 1, 2015 and is held by a GCP Group Employee shall be converted as of the Effective Time into a GCP Option, and shall be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Grace Option immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(a)(ii) and Section 4.02(h)); provided, however, that from and after the Effective Time:
(A)the number of GCP Shares subject to such GCP Option, rounded down to the nearest whole share, shall be equal to the product of (1) the number of Grace Shares subject to the corresponding Grace Option immediately prior to the Effective Time multiplied by (2) the GCP Ratio; and
(B)the per share exercise price of such GCP Option, rounded up to the nearest whole cent, shall be equal to the quotient of (1) the per share exercise price of the corresponding Grace Option immediately prior to the Effective Time divided by (2) the GCP Ratio.
Notwithstanding anything to the contrary in this Section 4.02(a)(iii), the exercise price, the number of GCP Shares subject to each GCP Option, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code.

(b)2014 Performance Based Units. Each Grace Performance Based Unit granted in 2014 and 2015 that is outstanding immediately prior to the Effective Time shall be converted as of the Effective Time into either or both an Adjusted Grace Restricted Stock Unit and a GCP Restricted Stock Unit as described below:
(i)2014 Performance Based Units Held by Current Employees. Each Grace Performance Based Unit granted in 2014 that is outstanding immediately prior to the Effective Time and that is held by a Grace Group Employee or a GCP Group Employee shall be converted as of the Effective Time into an Adjusted Grace Restricted Stock Unit and a GCP Restricted Stock Unit, and each such unit shall be subject to the same terms and conditions after the Effective Time as were applicable to such Grace Performance Based Unit prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(b)(i) and Section 4.02(g)); provided, however, that:
(A)payment, if any, shall be made in Grace Shares (with respect to Adjusted Grace Restricted Stock Units that are stock settled) and GCP Shares (with respect to GCP Restricted Stock Units that are stock settled);
(B)the performance condition applicable to such Grace Performance Based Unit shall be determined to be satisfied (and the number of Grace Shares subject to such Grace Performance Based Unit shall be established) as follows: (1) based on actual performance relative to the applicable performance targets for the portion of the applicable performance period through and including December 31, 2015, and (2) based on the deemed achievement of the applicable performance targets at 100% performance for the portion of the applicable performance period following December 31, 2015; and thereafter, the performance conditions with respect to such Grace Performance Based Unit shall no longer apply and the vesting of such Grace Performance Based Unit shall be subject to continued employment through the end of the applicable performance period (or any earlier or later date required under the terms of the Grace Performance Based Unit in effect immediately prior to the Effective Time);
(C)the number of shares subject to such Adjusted Grace Restricted Stock Unit shall be equal to the number of Grace Shares subject to the corresponding Grace Performance Based Unit immediately prior to the Effective Time (after giving effect to Section 4.02(b)(i)(B)); and
(D)the number of shares subject to such GCP Restricted Stock Unit shall be equal to the product of (1) the number of Grace Shares subject to the Grace Performance Based Unit immediately prior to the Effective Time (after giving effect to Section 4.02(b)(i)(B)) multiplied by (2) the Distribution Ratio, rounded to the nearest whole share.
(ii)2014 Performance Based Units Held by Former Employees; Performance Based Units Granted in 2015. Each Grace Performance Based Unit granted in 2014 that is outstanding immediately prior to the Effective Time and that is held by a Former Employee, and each Grace Performance Based Unit granted in 2015 that is outstanding immediately prior to the Effective Time, shall be converted as of the Effective Time into an Adjusted Grace Restricted Stock Unit, and each such unit shall be subject to the same terms and conditions after the Effective Time as were applicable to such Grace Performance Based Unit prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(b)(ii) and Section 4.02(g)); provided, however, that:
(A)the performance condition applicable to such Grace Performance Based Unit shall be determined to be satisfied (and the number of Grace Shares subject to such Grace Performance Based Unit shall be established) as follows: (1) based on actual performance relative to the applicable performance targets for the portion of the applicable performance period through and including December 31, 2015, and (2) based on the deemed achievement of the applicable performance targets at 100% performance for the portion of the applicable performance period following December 31, 2015; and thereafter, the performance condition with respect to such Grace Performance Based Unit shall no longer apply and such Grace Performance Based Unit shall be settled at the end of the applicable performance period (or any earlier or later date required under the terms of the Grace Performance Based Unit in effect immediately prior to the Effective Time); and
(B)the number of shares subject to such Adjusted Grace Restricted Stock Unit shall be equal to the product of (1) the number of Grace Shares subject to the corresponding Grace Performance Based Unit immediately prior to the Effective Time (after giving effect to Section 4.02(b)(ii)(A)) multiplied by (2) the Grace Ratio, rounded to the nearest whole share.
(c)2013 Performance Based Units. Each Grace Performance Based Unit granted in 2013 that is outstanding immediately prior to the Effective Time shall be converted as of the Effective Time into either an Adjusted Grace Performance Based Unit or a GCP Performance Based Unit as described below:
(i)2013 Performance Based Units Held by Grace Group Employees and Former Employees. Each Grace Performance Based Unit granted in 2013 that is outstanding immediately prior to the Effective Time and that is held by either a Grace Group Employee or a Former Employee shall be converted as of the Effective Time into an Adjusted Grace Performance Based Unit, and each such unit shall be subject to the same terms and conditions after the Effective Time as were applicable to such Grace Performance Based Unit prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(c)(i) and Section 4.02(g)); provided, however, that from and after the Effective Time the number of shares subject to such Adjusted Grace Performance Based Unit shall be equal to the product of (A) the number of Grace Shares subject to the corresponding Grace Performance Based Unit immediately prior to the Effective Time multiplied by (2) the Grace Ratio, rounded to the nearest whole share.
(ii)2013 Performance Based Units Held by GCP Group Employees. Each Grace Performance Based Unit granted in 2013 that is outstanding immediately prior to the Effective Time and that is held by a GCP Group Employee shall be converted as of the Effective Time into a GCP Performance Based Unit, and each such unit shall be subject to the same terms and conditions after the Effective Time as were applicable to such Grace Performance Based Unit prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(c)(ii) and Section 4.02(g)); provided, however, that:
(A)payment, if any, shall be made in GCP Shares (with respect to GCP Performance Based Units that are stock settled);

(B)the determination of performance with respect to such GCP Performance Based Unit shall be made by the Grace Compensation Committee in the ordinary course of business, consistent with past practice, based on the performance of Grace through December 31, 2015; and
(C)the number of shares subject to such GCP Performance Based Unit shall be equal to the product of (1) the number of Grace Shares subject to the Grace Performance Based Unit immediately prior to the Effective Time multiplied by (2) the GCP Ratio, rounded to the nearest whole share.
(d)Restricted Stock Units. Each Grace Restricted Stock Unit that is outstanding immediately prior to the Effective Time shall be converted as of the Effective Time into either an Adjusted Grace Restricted Stock Unit or a GCP Restricted Stock Unit as described below:
(i)Restricted Stock Units Held by Grace Group Employees and Former Employees. Each Grace Restricted Stock Unit that is outstanding immediately prior to the Effective Time and that is held either by a Grace Group Employee or by a Former Employee shall be converted as of the Effective Time into an Adjusted Grace Restricted Stock Unit, and shall be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as were applicable to such Grace Restricted Stock Unit immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(d)(i) and Section 4.02(g)); provided, however, that from and after the Effective Time the number of shares subject to such Adjusted Grace Restricted Stock Unit shall be equal to the product of (A) the number of Grace Shares subject to the corresponding Grace Restricted Stock Unit immediately prior to the Effective Time multiplied by (2) the Grace Ratio, rounded to the nearest whole share.
(ii)Restricted Stock Units Held by GCP Group Employees. Each Grace Restricted Stock Unit that is outstanding immediately prior to the Effective Time and that is held by a GCP Group Employee shall be converted as of the Effective Time into a GCP Restricted Stock Unit, and shall be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as were applicable to such Grace Restricted Stock Unit immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(d)(ii) and Section 4.02(g)); provided, however, that from and after the Effective Time the number of shares subject to such GCP Restricted Stock Unit shall be equal to the product of (A) the number of Grace Shares subject to the corresponding Grace Restricted Stock Unit immediately prior to the Effective Time multiplied by (2) the GCP Ratio, rounded to the nearest whole share.
(e)Director Restricted Stock. Each Grace Restricted Stock Award that is outstanding immediately prior to the Record Date shall be cancelled immediately prior to the Record Date and replaced with an Adjusted Grace Restricted Stock Award immediately following the Effective Time, which Adjusted Grace Restricted Stock Award shall be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as were applicable to such Grace Restricted Stock Award immediately prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(e) and Section 4.02(g)); provided, however, that the number of shares subject to such Adjusted Grace Restricted Stock Award shall be equal to the product of (A) the number of Grace Shares subject to the corresponding Grace Restricted Stock Award immediately prior to the Effective Time multiplied by (2) the Grace Ratio, rounded to the nearest whole share. The holder of the Adjusted Grace Restricted Stock Award described in this Section 4.02(e) shall not be entitled to receive the GCP Shares to which such holder would otherwise have been entitled with respect to the cancelled Grace Shares as a stockholder at the Record Date, but shall be entitled to the cash dividends on the Grace Restricted Stock Award accrued but unpaid at the Effective Time subject to substantially the same terms, vesting conditions, and other restrictions, if any, that were applicable to such accrued but unpaid cash dividends at the Effective Time.
(f)Deferred Share Awards. Each Grace Deferred Share Award that is outstanding immediately prior to the Effective Time shall be converted as of the Effective Time into an Adjusted Grace Deferred Share Award, and each such share shall be subject to the same terms and conditions after the Effective Time as were applicable to such Grace Deferred Share Award prior to the Effective Time (except as otherwise provided herein, including in this Section 4.02(f) and Section 4.02(g)); provided, however, that the number of shares subject to such Adjusted Grace Deferred Share Award shall be equal to the product of (1) the number of Grace Shares subject to the corresponding Grace Deferred Share Award immediately prior to the Effective Time multiplied by (2) the Grace Ratio, rounded to the nearest whole share.
(g)Miscellaneous Award Terms. With respect to Adjusted Grace Awards and GCP Awards, (i) employment with or service to the Grace Group shall be treated as employment with and service to GCP with respect to GCP Awards held by Grace Group Employees or Grace nonemployee directors, and (ii) employment with or service to the GCP Group shall be treated as employment with or service to Grace with respect to Adjusted Grace Awards held by GCP Group Employees or Transferred Directors. In addition, none of the Separation, the Distribution, or any employment transfer described in Section 3.01 shall constitute a termination of employment for any Employee for purposes of any Adjusted Grace Award or any GCP Award. After the Effective Time, for any award adjusted under this Section 4.02, any reference to a “change in control,” “change of control,” or similar definition in an award agreement, employment agreement, or Grace Equity Plan applicable to such award (A) with respect to Adjusted Grace Awards, shall be deemed to refer to a “change in control,” “change of control,” or similar definition as set forth in the applicable award agreement, employment agreement, or Grace Equity Plan, and (B) with respect to GCP Awards, shall be deemed to refer to a “Change in Control” as defined in the GCP Equity Plan.
(h)Tax Reporting and Withholding.
(i)Except as otherwise provided in this Section 4.02(h), after the Effective Time, Adjusted Grace Awards, regardless of by whom held, shall be settled by Grace, and GCP Awards, regardless of by whom held, shall be settled by GCP.
(ii)Unless otherwise required by applicable Laws, GCP shall be responsible for all income, payroll, fringe benefit, social insurance, payment on account, or other taxes related to or otherwise owed on income of GCP Group Employees, Former GCP Group Employees, or Transferred Directors related to GCP Awards or Adjusted Grace Awards, and Grace shall be responsible for all income, payroll, fringe benefit, social insurance, payment on account, or other taxes related to or otherwise owed on income of Grace Group Employees, Former Grace Group Employees, or individuals who are or were Grace nonemployee directors (other than Transferred Directors) related to GCP Awards or Adjusted Grace Awards. Unless otherwise required by applicable Laws, upon the vesting or settlement of GCP Awards, GCP shall be solely responsible for ensuring the satisfaction of all applicable tax withholding requirements and employer tax on behalf of each GCP Group Employee or Former GCP Group Employee and for ensuring the collection and remittance of any employee withholding taxes to the Grace Group with respect to each Grace Group Employee or Former Grace Group Employee (with Grace Group being responsible for remittance of any applicable employee withholding taxes and payment and remittance of the applicable employer taxes relating to Grace Group Employees and Former Grace Group Employees to the applicable Governmental Authority). Unless otherwise required by applicable Laws, upon the vesting or settlement of Adjusted Grace Awards, Grace shall be solely responsible for ensuring the satisfaction of all applicable tax withholding requirements on behalf of each Grace Group Employee or Former Grace Group Employee and for ensuring the collection and remittance of any employee withholding taxes to the GCP Group with respect to each GCP Group Employee or Former GCP Group Employee (with GCP Group being responsible for remittance of any applicable employee withholding taxes and payment and remittance of the applicable employer taxes relating to GCP Group Employees or Former GCP Group Employees to the applicable Governmental Authority). Unless otherwise required by applicable Laws, following the Effective Time, Grace shall be responsible for all income tax reporting in respect of Adjusted Grace Awards and GCP Awards held by Grace Group Employees, Former Employees, and individuals who are or were Grace nonemployee directors (other than Transferred Directors), and GCP will be responsible for all income tax reporting in respect of Adjusted Grace Awards and GCP Awards held by GCP Group Employees and Transferred Directors. Notwithstanding the foregoing, to the extent necessary (and permissible) to effectuate the foregoing, either Grace or GCP may act as agent for the other Party by remitting amounts withheld in relation to GCP Awards or Adjusted Grace Awards to the applicable Governmental Authority.
(iii)GCP shall be responsible for the settlement of cash dividend equivalents on any Adjusted Grace Awards or GCP Awards held by a GCP Group Employee or Transferred Director. Prior to the date any such settlement is due, Grace shall pay GCP in cash amounts required to settle any dividend equivalents with respect to Adjusted Grace Awards. Grace shall be responsible for the settlement of cash dividends equivalents on any Adjusted Grace Awards or GCP Awards held by a Grace Group Employee, Former Employee, or nonemployee director of Grace. Prior to the date any such settlement is due, GCP shall pay Grace in cash amounts required to settle any dividend equivalents accrued following the Effective Time with respect to GCP Awards.
(iv)Following the Effective Time, if any Adjusted Grace Award held by a GCP Group Employee, Former Employee, or Transferred Director shall fail to become vested, such Adjusted Grace Award shall be forfeited to Grace, and if any GCP Award held by a Grace Group Employee or nonemployee director of Grace shall fail to become vested, such GCP Award shall be forfeited to GCP.
(i)Cooperation. Each of the Parties shall establish an appropriate administration system in order to administer, in an orderly manner, (i) exercises of vested Adjusted Grace Options and GCP Options, (ii) the vesting and forfeiture of unvested Adjusted Grace Awards and GCP Awards, and (iii) the withholding, reporting, and employer tax requirements with respect to all awards. Each of the Parties shall work together to unify and consolidate all indicative data and payroll and employment information on regular timetables and make certain that each applicable Person’s data and records in respect of such awards are correct and updated on a timely basis. The foregoing shall include employment status and information required for vesting and forfeiture of awards and tax withholding/remittance, compliance with trading windows, and compliance with the requirements of the Exchange Act and other applicable Laws.

Without limiting the foregoing provisions of this Section 4.02(i), each Party agrees that, without the written consent of the Chief Human Resources Officer of the other Party, such Party shall, during the two-year period commencing on the Distribution Date, continue to engage the Stock Plan Administrator as its third-party administrator for Grace Awards, in the case of Grace, and GCP Awards, in the case of GCP. No Party shall charge another Party a fee for such cooperation, unless otherwise agreed.
(j)Registration and Other Regulatory Requirements. GCP agrees to file Forms S-1, S-3, and S-8 registration statements with respect to, and to cause to be registered pursuant to the Securities Act, the GCP Shares authorized for issuance under the GCP Equity Plan, as required pursuant to the Securities Act. The Parties shall take such additional actions as are deemed necessary or advisable to effectuate the foregoing provisions of this Section 4.02(j), including compliance with securities Laws and other legal requirements associated with equity compensation awards in affected non-U.S. jurisdictions. Grace agrees to facilitate the adoption and approval of the GCP Equity Plan consistent with the requirements of Treasury Regulations Section 1.162-27(f)(4)(iii).

Section 4.03.    Bonus Plans.
(a)Establishment of GCP Bonus Plans. Before the Effective Time, GCP shall, or shall cause another member of the GCP Group to, establish the GCP Bonus Plans.
(b)2015 Annual Bonus. Effective as of the Transfer Effective Time, the Liability in respect of bonus awards allocable to GCP Group Employees or Former GCP Group Employees under the Grace Bonus Plans in respect of 2015 shall be assumed by the GCP Group based on the accrual for such Employees as of immediately prior to the Transfer Effective Time. Grace and GCP shall pay the amounts awarded to their respective Employees no later than March 15, 2016 (in the case of Employees located in the U.S.) or March 31, 2016 (in the case of Employees located outside the U.S.), except as otherwise determined by the Compensation Committee of the Board of Directors of such Employee’s employer.
(c)Allocation of Liabilities. Except as otherwise provided in this Agreement, (i) the Grace Group shall be solely responsible for funding, paying, and discharging all obligations relating to any annual incentive bonus awards under any Grace annual incentive plan or other short-term compensation plan with respect to payments earned before, as of, or after the Transfer Effective Time to Grace Group Employees or Former Grace Group Employees, and no member of the GCP Group shall have any obligations with respect thereto; and (ii) the GCP Group shall be solely responsible for funding, paying, and discharging all obligations relating to any annual incentive bonus awards under any GCP Group annual incentive plan or other short-term incentive compensation plan with respect to payments earned before, as of, or after the Transfer Effective Time to GCP Group Employees or Former GCP Group Employees, and no member of the Grace Group shall have any obligations with respect thereto.

Section 4.04.    Executive Benefit Plans. Before the Effective Time, GCP shall, or shall cause another member of the GCP Group to, establish the GCP Executive Severance Plan, the GCP Executive Salary Protection Plan, the GCP Excess Liability Insurance Policy, and the GCP Replacement Policy.

Section 4.05    Director Compensation.
(a)Establishment of GCP Compensation Program for Nonemployee Directors. Before the Effective Time, GCP shall establish the GCP compensation program for nonemployee directors, with substantially the same terms as of immediately prior to the Effective Time as the Grace compensation program for nonemployee directors.
(b)Allocation of Directors’ Compensation. Grace shall be responsible for the payment of any fees for service on the Grace Board that are earned at, before, or after the Effective Time, and GCP shall not have any responsibility for any such payments. With respect to any GCP nonemployee director, GCP shall be responsible for the payment of any fees for service on the GCP Board that are earned at any time after the Effective Time and Grace shall not have any responsibility for any such payments. Notwithstanding the foregoing, GCP shall commence paying quarterly cash retainers to GCP nonemployee directors in respect of the quarter in which the Effective Time occurs. Grace Awards held by nonemployee directors as of immediately prior to the Effective Time shall be treated as described in Section 4.02.

ARTICLE V
QUALIFIED RETIREMENT PLANS
Section 5.01.    GCP U.S. Pension Plans.
(a)Establishment of GCP U.S. Pension Plans. Before the Internal Distribution, GCP shall establish the GCP Salaried Pension Plan and the GCP Non-Union Hourly Pension Plan. As soon as practicable after the Internal Distribution and upon receipt by Grace of (i) a copy of each of the GCP U.S. Pension Plans; (ii) confirmation that the GCP Board (or its authorized committee or other delegate) has approved the adoption of the GCP U.S. Pension Plans and any related trust(s) (the “GCP Pension Trust”) and the assumption by the GCP U.S. Pension Plans of the Liabilities described in Section 5.01(b); and (iii) either (A) a favorable determination letter issued by the IRS with respect to each of the GCP U.S. Pension Plans and the GCP Pension Trust, or (B) an opinion of counsel, which counsel and opinion are reasonably satisfactory to Grace, with respect to the qualified status of each of the GCP U.S. Pension Plans under Section 401(a) of the Code and the tax-exempt status of the GCP Pension Trust under Section 501(a) of the Code, Grace shall direct the trustee of the Grace Pension Trust to transfer assets of the Grace U.S. Pension Plans to the GCP Pension Trust in the amounts described in Section 5.01(b).
(b)Assumption of Liabilities; ERISA Section 4044 Transfer.
(i)Grace U.S. Pension Plans. As of the Transfer Effective Time, GCP shall cause each of the GCP U.S. Pension Plans to assume Liabilities under the corresponding Grace U.S. Pension Plan for GCP Group Employees, and shall cause the GCP Pension Trust to accept Assets with respect to such assumed Liabilities (including Assets and Liabilities in respect of beneficiaries and/or alternate payees). The Grace Pension Trust shall transfer such Assets to the GCP Pension Trust and, upon completion of such Asset transfer, each such Grace U.S. Pension Plan and the Grace Group shall be relieved of such Liabilities.
(ii)Transfer of Assets. The amount of Assets (whether in cash or kind, as determined by Grace) to be transferred from the Grace Pension Trust to the GCP Pension Trust in respect of the assumption of Liabilities by GCP under Section 5.01(b)(i) shall be determined as of the Distribution Date in accordance with, and shall comply with, Section 414(l) of the Code and Section 4044 of ERISA. Assumptions used to determine the value (or amount) of the Assets to be transferred shall be the safe harbor assumptions specified for valuing benefits in trusteed plans under

Department of Labor Regulations Section 4044.51-57 and, to the extent not so specified, shall be based on the assumptions used in the annual valuation report to determine minimum funding requirements most recently prepared before the transfer by the actuary for each of the Grace U.S. Pension Plans. The transfer amounts described above shall be credited or debited, as applicable, with a pro rata share of the actual investment earnings or losses allocable to the transfer amount for the period between the Distribution Date and an assessment date set by Grace that is as close as practicable, taking into account the timing and reporting of valuation of Assets in the Grace Pension Trust, to the date upon which Assets equal in value to the transfer amount are actually transferred from the Grace Pension Trust to the GCP Pension Trust. During the time before such transfer, benefits for GCP Group Employees who terminate employment with the GCP Group shall be paid from the Grace Pension Trust. The ultimate transfer amount shall be reduced by the amount of these benefits and credited or debited by the actual investment earnings or losses from the payment date to the assessment date set by Grace above. In addition, during this period, GCP shall be responsible for a pro rata share of trustee and administration fees attributable to the Assets of the GCP U.S. Pension Plans that remain in the Grace Pension Trust. The funding balances in each of the Grace U.S. Pension Plans shall be divided between the applicable Grace U.S. Pension Plan and the corresponding GCP U.S. Pension Plan based on the guidance provided in Revenue Rulings 81-212 and 86-47.
(c)GCP U.S. Pension Plan Provisions. Each of the GCP U.S. Pension Plans shall provide that:
(i)GCP Group Employees shall (A) be eligible to participate in the applicable GCP U.S. Pension Plan as of the Transfer Effective Time to the extent that they were eligible to participate in the corresponding Grace U.S. Pension Plan as of immediately prior to the Transfer Effective Time, and (B) receive credit for vesting, eligibility, and benefit service for all service credited for those purposes under the corresponding Grace U.S. Pension Plan as of the Transfer Effective Time as if that service had been rendered to GCP;
(ii)the compensation paid by the Grace Group to a GCP Group Employee that is recognized under the applicable Grace U.S. Pension Plan as of immediately prior to the Transfer Effective Time shall be credited and recognized for all applicable purposes under the corresponding GCP U.S. Pension Plan as though it were compensation from the GCP Group;
(iii)the accrued benefit of each GCP Group Employee under the applicable Grace U.S. Pension Plan as of the Transfer Effective Time shall be payable under the corresponding GCP U.S. Pension Plan at the time and in a form that would have been permitted under such Grace U.S. Pension Plan as in effect as of the Transfer Effective Time, with employment by the Grace Group before the Transfer Effective Time treated as employment by the GCP Group under such GCP U.S. Pension Plan for purposes of determining eligibility for optional forms of benefit, early retirement benefits, or other benefit forms; and
(iv)each of the GCP U.S. Pension Plans shall assume and honor the terms of all QDROs in effect under the corresponding Grace U.S. Pension Plan as of immediately prior to the Transfer Effective Time with respect to GCP Group Employees.
(d)Determination Letter Request. GCP shall submit an application to the IRS as soon as practicable after the Effective Time (but no later than the last day of the applicable remedial amendment period as defined in applicable Code provisions) requesting a determination letter regarding the qualified status of each of the GCP U.S. Pension Plans under Section 401(a) of the Code and the tax-exempt status of its related trust under Section 501(a) of the Code as of the Distribution Date and shall make any amendments reasonably requested by the IRS to receive such a favorable determination letter.
(e)Grace U.S. Pension Plans After Transfer Effective Date. From and after the Transfer Effective Time, (i) each of the Grace U.S. Pension Plans shall continue to be responsible for Liabilities in respect of Grace Group Employees, Former Grace Group Employees, and Former GCP

Group Employees, and (ii) no GCP Group Employees shall accrue any benefits under the Grace U.S. Pension Plans. Without limiting the generality of the foregoing, GCP Group Employees shall cease to be participants in each of the Grace U.S. Pension Plans, effective as of the Transfer Effective Time.
(f)Plan Fiduciaries. For all periods after the Transfer Effective Time, the Parties agree that the applicable fiduciaries of each of the Grace U.S. Pension Plans and each of the GCP U.S. Pension Plans, respectively, shall have the authority with respect to the Grace U.S. Pension Plans and the GCP U.S. Pension Plans, respectively, to determine the plan investments and such other matters as are within the scope of their duties under ERISA and the terms of the applicable plan documents.
(g)No Loss of Unvested Benefits; No Distributions. The transfer of any GCP Group Employee’s employment to the GCP Group shall not result in the loss of that GCP Group Employee’s unvested accrued benefits (if any) under the applicable Grace U.S. Pension Plan, which benefit Liability shall be assumed under the corresponding GCP U.S. Pension Plan as provided herein. No GCP Group Employee shall be entitled to a distribution of his or her benefit under the Grace U.S. Pension Plans or the GCP U.S. Pension Plans as a result of such transfer of employment.
(h)Delayed Transfer Employees. Prior to the Transfer Effective Time, Grace and GCP shall take all actions as are necessary (including amending the Grace U.S. Pension Plans and GCP U.S. Pension Plans) to provide that each GCP Delayed Transfer Employee shall continue to accrue benefits under the applicable Grace U.S. Pension Plan and each Grace Delayed Transfer Employee shall continue to accrue benefits under the applicable GCP U.S. Pension Plan based on continuous service with either the Grace Group or the GCP Group, as applicable, during the Delayed Transfer Period. Following the Delayed Transfer Period, (i) GCP shall cause each of the GCP U.S. Pension Plans to assume Liabilities under the corresponding Grace U.S. Pension Plan for GCP Delayed Transfer Employees accrued during the Delayed Transfer Period, and shall cause the GCP Pension Trust to accept Assets with respect to such assumed Liabilities (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and (ii) Grace shall cause each of the Grace U.S. Pension Plans to assume Liabilities under the corresponding GCP U.S. Pension Plan for Grace Delayed Transfer Employees accrued during the Delayed Transfer Period, and shall cause the Grace Pension Trust to accept Assets with respect to such assumed Liabilities (including Assets and Liabilities in respect of beneficiaries and/or alternate payees). The Grace Pension Trust shall transfer the Assets described in clause (i) to the GCP Pension Trust and, upon completion of such Asset transfer, each such Grace U.S. Pension Plan and the Grace Group shall be relieved of the Liabilities described in clause (i). The GCP Pension Trust shall transfer such Assets described in clause (ii) to the Grace Pension Trust and, upon completion of such Asset transfer, each such GCP U.S. Pension Plan and the GCP Group shall be relieved of the Liabilities described in clause (ii). The amount of Assets (whether in cash or kind, as determined by Grace) to be transferred from the Grace Pension Trust to the GCP Pension Trust or from the GCP Pension Trust to the Grace Pension Trust in respect of the assumption of Liabilities by GCP or Grace, as applicable, under this Section 5.01(h) shall be determined in accordance with the process set forth in Section 5.01(b)(ii).

Section 5.02.    GCP Retained Pension Plans. As of the Transfer Effective Time, the GCP Group shall retain (or assume to the extent necessary) sponsorship of the GCP Retained Pension Plans, and, from and after the Transfer Effective Time, all Assets and Liabilities thereunder shall be Assets and Liabilities of the GCP Group.

Section 5.03.    Grace Retained Pension Plans. As of the Transfer Effective Time, the Grace Group shall retain (or assume to the extent necessary) sponsorship of the Grace Retained Pension Plans, and, from and after the Transfer Effective Time, all Assets and Liabilities thereunder shall be the Assets and Liabilities of the Grace Group.

Section 5.04.    GCP Savings Plan.
(a)Establishment of Plan. Before the Internal Distribution, GCP shall establish the GCP Savings Plan. Before the Internal Distribution, GCP shall provide Grace with (i) a copy of the GCP Savings Plan; (ii) confirmation that the GCP Board (or its authorized committee or other delegate) has approved the adoption of the GCP Savings Plan and the related trust(s) and the assumption by the GCP Savings Plan of the Liabilities described in Section 5.04(b); and (iii) either (A) a favorable determination letter issued by the IRS with respect to the GCP Savings Plan and its related trust or (B) an opinion of counsel, which counsel and opinion are reasonably satisfactory to Grace, with respect to the qualified status of the GCP Savings Plan under Section 401(a) of the Code and the tax-exempt status of its related trust under Section 501(a) of the Code.
(b)Transfer of Account Balances. Not later than 30 days following the Distribution Date (or such later time as mutually agreed by the Parties), Grace shall cause the trustee of the Grace Savings Plan to transfer from the trust(s) that forms a part of the Grace Savings Plan to the trust(s) that forms a part of the GCP Savings Plan the account balances of the GCP Group Employees under the Grace Savings Plan, determined as of the date of the transfer. Such transfers shall be made in kind, including promissory notes evidencing the transfer of outstanding loans. Any Asset and Liability transfers pursuant to this Section 5.04(b) shall comply in all respects with Sections 414(l) and 411(d)(6) of the Code.
(c)GCP Savings Plan Provisions. The GCP Savings Plan shall provide that:
(i)GCP Group Employees shall (A) be eligible to participate in the GCP Savings Plan as of the Transfer Effective Time to the extent that they were eligible to participate in the Grace Savings Plan as of immediately prior to the Transfer Effective Time, and (B) receive credit for all service credited for that purpose under the Grace Savings Plan as of immediately prior to the Distribution as if that service had been rendered to GCP; and
(ii)the account balance of each GCP Group Employee under the Grace Savings Plan as of the date of the transfer of Assets from the Grace Savings Plan (including any outstanding promissory notes) shall be credited to such individual’s account balance under the GCP Savings Plan.
(d)Determination Letter Request. GCP shall submit an application to the IRS as soon as practicable after the Effective Time (but no later than the last day of the applicable remedial amendment period as defined in applicable Code provisions) requesting a determination letter regarding the qualified status of the GCP Savings Plan under Sections 401(a) and 401(k) of the Code and the tax-exempt status of its related trust under Section 501(a) of the Code and shall make any amendments reasonably requested by the IRS to receive such a favorable determination letter.
(e)Grace Savings Plan after Transfer Effective Time. From and after the Transfer Effective Time, (i) the Grace Savings Plan shall continue to be responsible for Liabilities in respect of Grace Group Employees, Former Grace Group Employees, and Former GCP Group Employees, and (ii) no GCP Group Employees shall accrue any benefits under the Grace Savings Plan. Without limiting the generality of the foregoing, GCP Group Employees shall cease to be participants in the Grace Savings Plan effective as of the Transfer Effective Time.
(f)Plan Fiduciaries. For all periods after the Transfer Effective Time, the Parties agree that the applicable fiduciaries of each of the Grace Savings Plan and the GCP Savings Plan, respectively, shall have the authority with respect to the Grace Savings Plan and the GCP

Savings Plan, respectively, to determine the investment alternatives, the terms and conditions with respect to those investment alternatives, and such other matters as are within the scope of their duties under ERISA and the terms of the applicable plan documents.
(g)No Loss of Unvested Benefits; No Distributions. The transfer of any GCP Group Employee’s employment to the GCP Group will not result in loss of that GCP Group Employee’s unvested benefits (if any) under the Grace Savings Plan, which benefit Liability will be assumed under the GCP Savings Plan as provided herein. No GCP Group Employee shall be entitled to a distribution of his or her benefit under the Grace Savings Plan or GCP Savings Plan as a result of such transfer of employment.

Section 5.05.    GCP Canadian Pension Plan.
(a)Establishment of the GCP Canadian Pension Plan. Before the Transfer Effective Time, GCP shall establish the GCP Canadian Pension Plan.
(b)Preparation of Split Report. Following November 1, 2015 (the “Canadian Pension Plan Effective Date”) but on or prior to December 31, 2015, the actuary for the Grace Canadian Pension Plan shall prepare and file a split report with the Régie des rentes du Québec (the “Québec Pensions Regulator”) documenting the Assets and Liabilities in respect of GCP Group Employees and Former GCP Group Employees as of the Canadian Pension Plan Effective Date to be transferred from the Grace Canadian Pension Plan to the GCP Canadian Pension Plan.
(c)Assumption of Liabilities; Transfer of Assets. Promptly following the date on which the Québec Pensions Regulator approves the split report (the “Canadian Pension Plan Approval Date”), GCP shall, and shall cause the GCP Canadian Pension Plan to, assume all Liabilities under the Grace Canadian Pension Plan for the benefit of GCP Group Employees and Former GCP Group Employees and their respective beneficiaries and/or alternate payees as determined as of the Canadian Pension Plan Effective Date, and shall cause the trust for the GCP Canadian Pension Plan to accept Assets with respect to such assumed Liabilities (including Assets and Liabilities in respect of beneficiaries and/or alternate payees). The trust for the Grace Canadian Pension Plan shall transfer such Assets to the trust for the GCP Canadian Pension Plan and, upon completion of such Asset transfer, the Grace Canadian Pension Plan and the Grace Group shall be relieved of such Liabilities. During the time before such transfer of Assets, benefits for GCP Group Employees who terminate employment with the GCP Group shall be paid from the Grace Canadian Pension Plan. Grace shall retain all Assets and Liabilities under the Grace Canadian Pension Plan for the benefits for Grace Group Employees and Former Grace Group Employees and their respective beneficiaries and/or alternate payees. From and after the Canadian Pension Plan Approval Date, GCP Group Employees and Former GCP Group Employees shall cease to be participants in the Grace Canadian Pension Plan.

Section 5.06.    GCP UK Pension Plan. GCP shall continue to sponsor the GCP U.K. Pension Plan following the Distribution Date, and GCP Group Employees who participated in such plan prior to the Distribution Date shall continue to participate in such plan on and after the Distribution Date. In addition, Grace and GCP shall take all actions as are necessary to provide that Grace Group Employees who actively participated in the GCP U.K. Pension Plan may continue active participation in the GCP U.K. Pension Plan after the Distribution Date for a period that shall extend until the last day of the calendar month in which the date that is 18 calendar months following the Distribution Date occurs (unless this arrangement is terminated earlier in accordance with the provisions below) (the “U.K. Pension Continuation Period”), under the same terms and conditions as applicable to such Grace Group Employees immediately prior to the Distribution Date, including the continuation of (a) employee contributions to that GCP U.K. Pension Plan by such Grace Group Employees (“U.K. Pension Employee Contributions”) and (b) employer contributions (including employer matching contributions) to the GCP U.K. Pension Plan on behalf of such Grace Group Employees (“U.K. Pension Employer Contributions”), in each case, as applicable immediately before the Distribution Date. Grace shall make the appropriate U.K. Pension Employee Contributions and U.K. Pension Employer Contributions directly to the GCP U.K. Pension Plan in a timely manner during the U.K. Pension Continuation Period. Grace may terminate the U.K. Pension Continuation Period earlier than the expiration of the period specified above upon no less than 90 days’ notice to GCP and the trustees of the GCP U.K. Pension Plan, but only with the permission of GCP and such trustees, which shall not be unreasonably withheld, conditioned, or delayed. Upon the termination (or expiration) of the U.K. Pension Continuation Period, Grace shall pay any additional contributions required by Law as a result of such termination (or expiration) and the withdrawal of Grace Group Employees from the GCP U.K. Pension Plan. Neither Grace nor GCP shall make any changes to the GCP U.K. Pension Plan during the U.K. Continuation Period that would affect the terms of participation of the other Party’s employees in the GCP U.K. Pension Plan or the contributions or costs related to such participation, without the written permission of an authorized officer of the other Party.

Section 5.07.    GCP Brazilian Savings Plan. GCP shall continue to sponsor the GCP Brazilian Savings Plan following the Distribution Date. Grace and GCP shall take all actions as are necessary to provide for Grace Group Employees who participated in the GCP Brazilian Savings Plan immediately prior to the Distribution Date to continue to participate in the GCP Brazilian Savings Plan as of and following the Distribution Date on the same terms and conditions as applicable to such Grace Group Employees prior to the Distribution Date for a period commencing on the Effective Time and ending on the earlier of (a) the date that a separate replacement plan is established by Grace for such Grace Group Employees, and (b) the date that is the last day of the month in which the date that is 18 months following the Distribution Date occurs (the “Brazil Savings Continuation Period”). Grace shall be responsible for making all contributions applicable to such Grace Group Employees during the Brazil Savings Continuation Period directly to the administrator of the GCP Brazilian Savings Plan, as calculated by such administrator. Neither Grace nor GCP shall make any changes to the GCP Brazilian Savings Plan during the Brazil Savings Continuation Period that would affect the terms of participation of the other Party’s employees in the GCP Brazilian Savings Plan or the contributions or costs related to such participation, without the written permission of an authorized officer of the other Party.

ARTICLE VI
NONQUALIFIED DEFERRED COMPENSATION PLANS
Section 6.01.    GCP SERP.
(a)Establishment of the GCP SERP. Before the Internal Distribution, GCP shall establish the GCP SERP.

(b)Assumption of Liabilities from Grace. As of the Transfer Effective Time, GCP shall, and shall cause the GCP SERP to, assume all Liabilities under the Grace SERP for the benefits of GCP Group Employees and their respective beneficiaries and/or alternate payees determined as of immediately prior to the Transfer Effective Time, and the Grace Group and the Grace SERP shall be relieved of all Liabilities for those benefits. Grace shall retain all Liabilities under the Grace SERP for the benefits for Grace Group Employees and Former Employees and their respective beneficiaries and/or alternate payees. From and after the Transfer Effective Time, GCP Group Employees shall cease to be participants in the Grace SERP.

Section 6.02.    Participation; Distributions. The Parties acknowledge that none of the transactions contemplated by this Agreement, the Separation and Distribution Agreement, or any other Ancillary Agreement will trigger a payment or distribution of compensation under any of the Grace Nonqualified Plan or GCP Nonqualified Plan for any participant and, consequently, that the payment or distribution of any compensation to which such participant is entitled under any of the Grace Nonqualified Plan or GCP Nonqualified Plan will occur upon such participant’s separation from service from the GCP Group or at such other time as provided in the applicable GCP Nonqualified Plan or participant’s deferral election.
ARTICLE VII
WELFARE BENEFIT PLANS
Section 7.01.    Welfare Plans.
(a)Establishment of GCP Welfare Plans. Before the Transfer Effective Time, GCP shall, or shall cause the applicable member of the GCP Group to, establish the GCP Welfare Plans.
(b)Waiver of Conditions; Benefit Maximums. GCP shall use commercially reasonable efforts to cause the GCP Welfare Plans to:
(i)with respect to initial enrollment as of January 1, 2016, waive (A) all limitations as to preexisting conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to any GCP Group Employee or Former GCP Group Employee, other than limitations that were in effect with respect to the GCP Group Employee or Former GCP Group Employee under the applicable Grace Welfare Plan as of immediately prior to the Transfer Effective Time, and (B) any waiting period limitation or evidence of insurability requirement applicable to a GCP Group Employee or Former GCP Group Employee other than limitations or requirements that were in effect with respect to such GCP Group Employee or Former GCP Group Employee under the applicable Grace Welfare Plans as of immediately prior to the Transfer Effective Time; and
(ii)take into account (A) with respect to aggregate annual, lifetime, or similar maximum benefits available under the GCP Welfare Plans, a GCP Group Employee’s or Former GCP Group Employee’s prior claim experience under the Grace Welfare Plans and any Benefit Plan that provides leave benefits; and (B) any eligible expenses incurred by a GCP Group Employee or Former GCP Group Employee and his or her covered dependents during the portion of the plan year of the applicable Grace Welfare Plan ending as of the Transfer Effective Time to be taken into account under such GCP Welfare Plan for purposes of satisfying all deductible, coinsurance, and maximum out-of-pocket requirements applicable to such GCP Group Employee or Former GCP Group Employee and his or her covered dependents for the applicable plan year to the same extent as such expenses were taken into account by Grace for similar purposes prior to the Transfer Effective Time as if such amounts had been paid in accordance with such GCP Welfare Plan.
(c)Health Savings Accounts. Before the Transfer Effective Time, GCP shall, or shall cause a member of the GCP Group to, establish a GCP Welfare Plan that will provide health savings account benefits to GCP Group Employees on and after the Transfer Effective Time (a “GCP HSA”). It is the intention of the Parties that all activity under a GCP Group Employee’s health savings account under a Grace Welfare Plan (a “Grace HSA”) for the year in which the Transfer Effective Time occurs be treated instead as activity under the corresponding account under the GCP HSA, such that (i) any period of participation by a GCP Group Employee in a Grace HSA during the year in which the Transfer Effective Time occurs will be deemed a period when such GCP Group Employee participated in the corresponding GCP HSA; (ii) all expenses incurred during such period will be deemed incurred while such GCP Group Employee’s coverage was in effect under the corresponding GCP HSA; and (iii) all elections and reimbursements made with respect to such period under the Grace HSA will be deemed to have been made with respect to the corresponding GCP HSA.
(d)Flexible Spending Accounts. The Parties shall use commercially reasonable efforts to ensure that as of the Transfer Effective Time any health or dependent care flexible spending accounts of GCP Group Employees (whether positive or negative) (the “Transferred Account Balances”) under Grace Welfare Plans are transferred, as soon as practicable after the Transfer Effective Time, from the Grace Welfare Plans to the corresponding GCP Welfare Plans. Such GCP Welfare Plans shall assume responsibility as of the Transfer Effective Time for all outstanding health or dependent care claims under the corresponding Grace Welfare Plans of each GCP Group Employee for the year in which the Transfer Effective Time occurs and shall assume and agree to perform the obligations of the corresponding Grace Welfare Plans from and after the Transfer Effective Time. As soon as practicable after the Transfer Effective Time, and in any event within 30 days after the amount of the Transferred Account Balances is determined or such later date as mutually agreed upon by the Parties, Grace shall pay GCP the net aggregate amount of the Transferred Account Balances, if such amount is positive, and GCP shall pay Grace the net aggregate amount of the Transferred Account Balances, if such amount is negative.
(e)Allocation of Welfare Assets and Liabilities. Effective as of the Transfer Effective Time, the GCP Group shall assume all Liabilities relating to, arising out of, or resulting from health and welfare coverage or claims incurred by or on behalf of GCP Group Employees or Former GCP Group Employees or their covered dependents under the Grace Welfare Plans or GCP Welfare Plans before, at, or after the Transfer Effective Time. No Grace Welfare Plan shall provide coverage to any GCP Group Employee or Former GCP Group Employee after the Transfer Effective Time.
Section 7.02.    COBRA and HIPAA. The Grace Group shall continue to be responsible for complying with, and providing coverage pursuant to, the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the Grace Welfare Plans with respect to any Grace Group Employees and any Former Grace Group Employees (and their covered dependents) who incur a qualifying event under COBRA before, as of, or after the Transfer Effective Time. Effective as of the Transfer Effective Time, the GCP Group shall assume responsibility for complying with, and providing coverage pursuant to, the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the GCP Welfare Plans with respect to any GCP Group Employees and any Former GCP Group Employees (and their covered dependents) who incur a qualifying event or loss of coverage under the Grace Welfare Plans and/or the GCP Welfare Plans before, as of, or after the Transfer Effective Time. The Parties agree that the consummation of the transactions contemplated by the Separation and Distribution Agreement shall not constitute a COBRA qualifying event for any purpose of COBRA.
Section 7.03.    Vacation, Holidays and Leaves of Absence. Effective as of the Transfer Effective Time, the GCP Group shall assume all Liabilities of the Grace Group with respect to vacation, holiday, annual leave, or other leave of absence, and required payments related thereto, for each GCP Group Employee. The Grace Group shall retain all Liabilities with respect to vacation, holiday, annual leave or other leave of absence, and required payments related thereto, for each Grace Group Employee.

Section 7.04.    Severance and Unemployment Compensation. Effective as of the Transfer Effective Time, the GCP Group shall assume any and all Liabilities to, or relating to, GCP Group Employees and Former GCP Group Employees in respect of severance and unemployment compensation, regardless of whether the event giving rise to the Liability occurred before, at, or after the Transfer Effective Time. The Grace Group shall be responsible for any and all Liabilities to, or relating to, Grace Group Employees and Former Grace Group Employees in respect of severance and unemployment compensation, regardless of whether the event giving rise to the Liability occurred before, at or after the Transfer Effective Time.
Section 7.05.    Workers’ Compensation. With respect to claims for workers’ compensation in the U.S., (a) the GCP Group shall be responsible for claims in respect of GCP Group Employees and Former GCP Group Employees, whether occurring before, at, or after the Transfer Effective Time, and (b) the Grace Group shall be responsible for all claims in respect of Grace Group Employees and Former Grace Group Employees, whether occurring before, at, or after the Transfer Effective Time. The treatment of workers’ compensation claims by GCP with respect to Grace insurance policies shall be governed by Section 5.1 of the Separation and Distribution Agreement. The Parties acknowledge that any workers’ compensation policy in effect prior to the Transfer Effective Time shall be available, pursuant to the terms and conditions thereof, for claims in respect of GCP Group Employees and Former GCP Group Employees occurring before the Transfer Effective Time. The obligation to pay deductibles, retrospective premium payments, or other forms of reimbursement to the insurer shall be governed by Section 5.1 of the Separation and Distribution Agreement.
Section 7.06.    Insurance Contracts. To the extent that any Grace Welfare Plan is funded through the purchase of an insurance contract or is subject to any stop-loss contract, the Parties shall cooperate and use their commercially reasonable efforts to replicate such insurance contracts for GCP (except to the extent that changes are required under applicable state insurance Laws or filings by the respective insurers) and to maintain any pricing discounts or other preferential terms for both Grace and GCP for a reasonable term. Neither Party shall be liable for failure to obtain such insurance contracts, pricing discounts, or other preferential terms for the other Party. Each Party shall be responsible for any additional premiums, charges, or administrative fees that such Party may incur pursuant to this Section 7.06.
Section 7.07.    Third-Party Vendors. Except as provided below, to the extent that any Grace Welfare Plan is administered by a third-party vendor, the Parties shall cooperate and use their commercially reasonable efforts to replicate any contract with such third-party vendor for GCP and to maintain any pricing discounts or other preferential terms for both Grace and GCP for a reasonable term. Neither Party shall be liable for failure to obtain such pricing discounts or other preferential terms for the other Party. Each Party shall be responsible for any additional premiums, charges, or administrative fees that such Party may incur pursuant to this Section 7.07.

ARTICLE VIII
NON-U.S. EMPLOYEES
GCP Group Employees and Former GCP Group Employees who are residents outside of the U.S. or otherwise are subject to non-U.S. Law and their related benefits and Liabilities shall be treated in the same manner as the GCP Group Employees and Former GCP Group Employees, respectively, who are residents of the U.S. and are not subject to non-U.S. Law; provided, however, that, notwithstanding anything in this Agreement to the contrary, all actions taken with respect to non-U.S. Employees or U.S. Employees working in non-U.S. jurisdictions shall be subject to and accomplished in accordance with applicable Law in the custom of the applicable jurisdictions.
ARTICLE IX

MISCELLANEOUS
Section 9.01.    Employee Records.
(a)Sharing of Information. Subject to any limitations imposed by applicable Law, Grace and GCP (acting directly or through members of the Grace Group or the GCP Group, respectively) shall provide to the other and their respective authorized agents and vendors all information necessary for the Parties to perform their respective duties under this Agreement.
(b)Transfer of Personnel Records and Authorization. Subject to any limitation imposed by applicable Law and to the extent that it has not done so before the Transfer Effective Time, Grace shall transfer to GCP any and all employment records (including any Form I-9, Form W-2, or other IRS forms) with respect to GCP Group Employees and Former GCP Group Employees and other records reasonably required by GCP to enable GCP properly to carry out its obligations under this Agreement. Such transfer of records generally shall occur as soon as administratively practicable at or after the Transfer Effective Time. Each Party will permit the other Party reasonable access to Employee records to the extent reasonably necessary for such accessing Party to carry out its obligations hereunder.
(c)Access to Records. To the extent not inconsistent with this Agreement, the Separation and Distribution Agreement, or any applicable privacy protection Laws or regulations, reasonable access to Employee-related records after the Effective Time will be provided to members of the Grace Group and members of the GCP Group pursuant to the terms and conditions of Article VI of the Separation and Distribution Agreement.
(d)Maintenance of Records. With respect to retaining, destroying, transferring, sharing, copying, and permitting access to all Employee-related information, Grace and GCP shall comply with all applicable Laws, regulations, and internal policies, and shall indemnify and hold harmless each other from and against any and all Liability, claims, actions, and damages that arise from a failure (by the indemnifying Party or its Subsidiaries or their respective agents) to so comply with all applicable Laws, regulations, and internal policies applicable to such information.
(e)Cooperation. Each Party shall use commercially reasonable efforts to cooperate and work together to unify, consolidate, and share (to the extent permissible under applicable privacy/data protection or other applicable Laws) all relevant documents, resolutions, government filings, data, payroll, employment, and benefit plan information on regular timetables and cooperate as needed with respect to (i) any litigation with respect to any employee benefit plan, policy, or arrangement contemplated by this Agreement, (ii) efforts to seek a determination letter, private letter ruling, or advisory opinion from the IRS or U.S. Department of Labor on behalf of any employee benefit plan, policy, or arrangement contemplated by this Agreement, and (iii) any filings that are required to be made or supplemented to the IRS, U.S. Pension Benefit Guaranty Corporation, U.S. Department of Labor, or any other Governmental Authority; provided, however, that requests for cooperation must be reasonable and not interfere with daily business operations.
(f)Confidentiality. Notwithstanding anything in this Agreement to the contrary, all confidential records and data relating to Employees to be shared or transferred pursuant to this Agreement shall be subject to Section 6.9 of the Separation and Distribution Agreement and the requirements of applicable Law.
Section 9.02.    Preservation of Rights to Amend. The rights of each member of the Grace Group and each member of the GCP Group to amend, waive, or terminate any plan, arrangement, agreement, program, or policy referred to herein shall not be limited in any way by this Agreement.
Section 9.03.    Fiduciary Matters. Grace and GCP each acknowledges that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable Law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination (as supported by advice from counsel experienced in such matters) that to do so would violate such a fiduciary duty or standard. Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other Party for any Liabilities caused by the failure to satisfy any such responsibility.
Section 9.04.    Further Assurances. Each Party hereto shall take, or cause to be taken, any and all reasonable actions, including the execution, acknowledgment, filing, and delivery of any and all documents and instruments that any other Party hereto may reasonably request in order to effect the intent and purpose of this Agreement and the transactions contemplated hereby.
Section 9.05.    Counterparts; Entire Agreement; Corporate Power.
(a)This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.
(b)This Agreement, the Separation and Distribution Agreement, and the Ancillary Agreements and the Exhibits, Schedules, and appendices hereto and thereto contain the entire agreement among the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings among the Parties other than those set forth or referred to herein or therein. Grace represents on behalf of itself and each of its Subsidiaries, and GCP represents on behalf of itself and each of its Subsidiaries, as follows:
(i)each such Person has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; and
(ii)this Agreement has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms hereof.
(c)Each Party acknowledges that it and the other Parties is executing this Agreement by facsimile, stamp, or mechanical signature, and that delivery of an executed counterpart of a signature page to this Agreement (whether executed by manual, stamp, or mechanical signature) by facsimile or by email in portable document format (PDF) shall be effective as delivery of such executed counterpart of this Agreement. Each Party expressly adopts and confirms each such facsimile, stamp, or mechanical signature (regardless of whether delivered in person, by mail, by courier, by facsimile, or by email in portable document format (PDF)) made in its respective name as if it were a manual signature delivered in person, agrees that it will not assert that any such signature or delivery is not adequate to bind such Party to the same extent as if it were signed manually and delivered in person and agrees that, at the reasonable request of the other Parties at any time, it will as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date thereof) and delivered in person, by mail, or by courier.
Section 9.06.    Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any Party to enter herein, whether for breach of contract, tortious conduct, or otherwise and whether predicated on common law, statute, or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware, irrespective of the choice of laws principles of the State of Delaware, including all matters of validity, construction, effect, enforceability, performance, and remedies.
Section 9.07.    Assignability. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided, however, that none of the Parties may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Parties hereto. Notwithstanding the foregoing, no such consent shall be required for the assignment of a Party’s rights and obligations under this Agreement and the Ancillary Agreements (except as may be otherwise provided in any such Ancillary Agreement) in whole (i.e., the assignment of a Party’s rights and obligations under this Agreement and all Ancillary

Agreements all at the same time) in connection with a change of control of a Party so long as the resulting, surviving, or transferee Person assumes all the obligations of the relevant Party thereto by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Parties. Nothing herein is intended to, or shall be construed to, prohibit any Party or any member of its group from being party to or undertaking a change of control.
Section 9.08.    Third-Party Beneficiaries. Except for the indemnification rights under the Separation and Distribution Agreement of any Grace Indemnitee or GCP Indemnitee in their respective capacities as such, (a) the provisions of this Agreement, the Separation and Distribution Agreement, and each Ancillary Agreement are solely for the benefit of the Parties and any other parties thereto, and are not intended to confer upon any Person except the Parties (and such other parties) any rights or remedies hereunder or thereunder; and (b) there are no third-party beneficiaries of this Agreement, the Separation and Distribution Agreement, or any Ancillary Agreement, and neither this Agreement, the Separation and Distribution Agreement, nor any Ancillary Agreement shall provide any third person with any remedy, claim, Liability, reimbursement, claim of action, or other right in excess of those existing without reference to this Agreement, the Separation and Distribution Agreement, or any Ancillary Agreement. Nothing in this Agreement is intended to amend any employee benefit plan or affect the applicable plan sponsor’s right to amend or terminate any employee benefit plan pursuant to the terms of such plan. The provisions of this Agreement are solely for the benefit of the Parties, and no current or former Employee, officer, director, or independent contractor or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement.
Section 9.09.    Notices. All notices, requests, claims, demands, or other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person or by overnight courier service to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.09):
If to Grace or Grace Conn, to:
W. R. Grace & Co.
7500 Grace Drive
Columbia, Maryland 21044
Attention: General Counsel
with a copy (which shall not constitute notice) to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:     Andrew R. Brownstein
Gregory E. Ostling
If to GCP, to:
GCP Applied Technologies Inc.
62 Whittemore Avenue
Cambridge, Massachusetts 02140
Attention:    General Counsel
with a copy (prior to the Effective Time) (which shall not constitute notice) to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street

New York, New York 10019
Attention:     Andrew R. Brownstein
Gregory E. Ostling
Any Party may, by notice to the other Parties, change the address to which such notices are to be given.
Section 9.10.    Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.
Section 9.11.    Force Majeure. No Party shall be deemed in default of this Agreement or, unless otherwise expressly provided therein, any Ancillary Agreement for any delay or failure to fulfill any obligation (other than a payment obligation) hereunder or thereunder so long as and to the extent to which any delay or failure in the fulfillment of such obligation is prevented, frustrated, hindered, or delayed as a consequence of circumstances of Force Majeure. In the event of any such excused delay, the time for performance of such obligations (other than a payment obligation) shall be extended for a period equal to the time lost by reason of the delay. A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event, (a) provide written notice to the other Party of the nature and extent of any such Force Majeure condition, and (b) use commercially reasonable efforts to remove any such causes and resume performance under this Agreement and the Ancillary Agreements, as applicable, as soon as reasonably practicable.
Section 9.12.    No Set-Off. Except as otherwise mutually agreed to in writing by the Parties, neither Grace nor GCP nor any member of either such Party’s Group shall have any right of set-off or other similar rights with respect to (a) any amounts received pursuant to this Agreement or any Ancillary Agreement or (b) any other amounts claimed to be owed to the other Party or any member of its Group arising out of this Agreement.
Section 9.13.    Headings. The article, section, and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 9.14.    Survival of Covenants. Except as expressly set forth in this Agreement, the covenants, representations, and warranties contained in this Agreement, and Liability for the breach of any obligations contained herein, shall survive the Separation and the Distribution and shall remain in full force and effect.
Section 9.15.    Waivers of Default. Waiver by a Party of any default by any other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the other Party. No failure or delay by any Party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power, or privilege.
Section 9.16.    Dispute Resolution. The dispute resolution procedures set forth in Article VII of the Separation and Distribution Agreement shall apply to any dispute, controversy or claim arising out of or relating to this Agreement.
Section 9.17.    Specific Performance. Subject to Article VII of the Separation and Distribution Agreement, in the event of any actual or threatened default in, or breach of, any of the terms, conditions, and provisions of this Agreement, the Party that is, or is to be, thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief in respect of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the Parties.
Section 9.18.    Amendments. No provisions of this Agreement shall be deemed waived, amended, supplemented, or modified by a Party, unless such waiver, amendment, supplement, or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement, or modification.
Section 9.19.    Interpretation. In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein,” and “herewith,” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules, Exhibits, and Appendices hereto) and not to any particular provision of this Agreement; (c) Article, Section, Schedule, Exhibit, and Appendix references are to the Articles, Sections, Schedules, Exhibits, and Appendices to this Agreement unless otherwise specified; (d) unless otherwise stated, all references to any agreement shall be deemed to include the exhibits, schedules, and annexes to such agreement; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive; (g) unless otherwise specified in a particular case, the word “days” refers to calendar days; (h) references to “business day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions are generally authorized or required by law to close in the U.S. or New York, New York; (i) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; and (j) unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement,” “hereby,” and “hereupon” and words of similar import shall all be references to January 27, 2016.
Section 9.20.    Mutual Drafting. This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.
W. R. GRACE & CO.

By: /s/ Mark A. Shelnitz
Name:    Mark A. Shelnitz
Title:    Vice President and Secretary
W. R. GRACE & CO.—CONN.

By: /s/ Mark A. Shelnitz
Name:    Mark A. Shelnitz
Title:    Vice President and Secretary

GCP APPLIED TECHNOLOGIES INC.

By: /s/ Mark A. Shelnitz
Name:    Mark A. Shelnitz
Title:    Vice President and Assistant Secretary